UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Platform Specialty Products Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

5200 Blue Lagoon Drive, Suite 855 Miami, Florida 33126

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

April [__], 2014

It is my pleasure to invite you to attend Platform Specialty Product Corporation’s 2014 Annual Meeting of Stockholders.  The meeting will be held on June 12, 2014, at 2:00 p.m. at the Hotel Sofitel – Miami, located at 5800 Blue Lagoon Drive, Miami, Florida 33126. At the meeting, you will be asked to:

1.	Elect seven directors for a one-year term expiring at the 2015 Annual Meeting of Stockholders;

2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014;

3.	Approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 400,000,000 shares;

4.	Approve our Amended and Restated 2013 Incentive Compensation Plan;

5.	Approve our 2014 Employee Stock Purchase Plan; and

6.	Transact such other business as may properly come before the 2014 Annual Meeting and any adjournment or postponement of the 2014 Annual Meeting.

Only stockholders of record as of the close of business on April 21, 2014 may vote at the 2014 Annual Meeting.

It is important that your shares be represented at the 2014 Annual Meeting, regardless of the number of shares you may hold.  Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our Proxy Statement. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on June 12, 2014.

Sincerely,

Martin E. Franklin
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders to be held on June 12, 2014: this Proxy Statement, the accompanying Proxy Card and our 2013 Annual Report to Stockholders are available electronically at www.proxyvote.com.

We have elected to use the “Full Set Delivery Option” for our 2014 annual meeting of stockholders. Accordingly, this proxy statement, the accompanying proxy card and our 2013 annual report to stockholders, which includes our financial statements and schedule thereto for the fiscal year ended December 31, 2013, are being mailed to stockholders on or about April [__], 2014.  The proxy card includes instructions on how to access the proxy materials over the Internet, how to request additional printed copies of these materials, and how to vote shares of our common stock, par value $0.01 per share. In addition, by following the instructions in the proxy card or other voting instruction card, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Table of Contents

QUESTIONS AND ANSWERS ABOUT VOTING AT THE 2014 ANNUAL MEETING AND RELATED MATTERS		1
I.	PROPOSAL 1 – ELECTION OF DIRECTORS	7
II.	CORPORATE GOVERNANCE	10
	Overview	10
	Meetings	10
	Corporate Governance Guidelines	10
	Board Leadership Structure	10
	Director Independence	10
	Involvement in Certain Legal Proceedings	11
	Family Relationships	11
	Board Committees	11
	Compensation Committee Interlocks and Insider Participation	13
	Certain Relationships and Related Transactions	14
	Board Role in Risk Management	17
	Director Compensation	17
III.	EXECUTIVE COMPENSATION	20
IV.	SECURITY OWNERSHIP	24
V.	PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2014 FISCAL YEAR	26
VI.	PROPOSAL 3 - APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	28
VII.	PROPOSAL 4 – APPROVE AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN	30
VIII.	PROPOSAL 5 – APPROVE 2014 EMPLOYEE STOCK PURCHASE PLAN	37
IX.	OTHER MATTERS	41
	Section 16(a) Beneficial Ownership Reporting Compliance	41
	Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders	41
	List of Stockholders Entitled to Vote at the 2014 Annual Meeting	41
	Expenses Relating to this Proxy Solicitation	41
	Communication with Platform’s Board of Directors	42
	Available Information	42
	Explanatory Note	42
APPENDIX A: Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan
APPENDIX B: Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan

5200 Blue Lagoon Drive, Suite 855 Miami, Florida 33126

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2014

You are receiving this proxy statement (the “Proxy Statement”), the accompanying proxy card or other voting instruction card (the “Proxy Card”) and our 2013 annual report to stockholders (the “2013 Annual Report”) because you own shares of common stock, par value $0.01 per share (the “Common Stock”) of Platform Specialty Products Corporation (“Platform,” the “Company,” “our,” “we” or “us”) that entitle you to vote at the 2014 annual meeting of stockholders (the “2014 Annual Meeting”).  Our Board of Directors (the “Board of Directors” or the “Board”) is soliciting proxies from stockholders entitled to vote at the 2014 Annual Meeting.  By use of the Proxy Card, you can vote even if you do not attend the 2014 Annual Meeting.  This Proxy Statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.  These proxy materials are being distributed and/or made available to stockholders on or about April [__], 2014.

Date, Time and Place of the 2014 Annual Meeting

We will hold the 2014 Annual Meeting on June 12, 2014, at 2:00 p.m. at the Hotel Sofitel – Miami, located at 5800 Blue Lagoon Drive, Miami, Florida 33126.

Our Board of Directors has fixed the close of business on April 21, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the 2014 Annual Meeting. Each stockholder will be entitled to one vote for each share of our Common Stock held as of the Record Date on all matters to come before the 2014 Annual Meeting and may vote in person, via Internet or telephone or by proxy authorized in writing.

QUESTIONS AND ANSWERS ABOUT VOTING AT THE 2014 ANNUAL MEETING AND RELATED MATTERS

Q:	Who may vote at the 2014 Annual Meeting?

A:
You may vote all of the shares of Common Stock that you owned at the close of business on the Record Date.  On the Record Date, we had [__] shares of our Common Stock issued and outstanding and entitled to be voted at the 2014 Annual Meeting.  You may cast one vote for each share of our Common Stock held by you on the Record Date on all items of business presented at the 2014 Annual Meeting.

Q:	How do I obtain electronic access to the proxy materials?

A:
This Proxy Statement and our 2013 Annual Report are available to stockholders free of charge at www.proxyvote.com. If you hold your shares in street name, you may be able to elect to receive future annual reports or proxy statements electronically. For information regarding electronic delivery you should contact your brokerage firm, bank, trustee or other agent (each, a “nominee”).

Q:	What constitutes a quorum, and why is a quorum required?

A:
We are required to have a quorum of stockholders present for all items of business to be voted at the 2014 Annual Meeting.  The presence at the 2014 Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the shares issued and outstanding and entitled to vote on the Record Date will constitute a quorum, permitting us to conduct the business of the 2014 Annual Meeting.  Proxies received but marked as abstentions, if any, and broker non-votes (described below) will be included in the calculation of the number of shares considered to be present at the 2014 Annual Meeting for quorum purposes. If we do not have a quorum, then the person presiding over the 2014 Annual Meeting or the stockholders present at the 2014 Annual Meeting may, by a majority in voting power thereof, adjourn the meeting from time to time, as authorized by our Amended and Restated By-laws, until a quorum is present.

Q:	What is the difference between a stockholder of record and a beneficial owner?

A:
Stockholder of Record: If your shares of Common Stock are registered directly in your name with Platform’s transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.”

Beneficial Owner: If your shares of Common Stock are held by a nominee, you are considered the “beneficial owner” of shares held in “street name.”  The Proxy Card has been forwarded to you by your nominee who is considered, with respect to those shares, the “stockholder of record.”  As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following their instructions for voting by telephone or on the Internet or, if you specifically request a copy of the printed materials, you may use the Proxy Card included in such materials.

Q:	How do I vote?

A:	Stockholder of Record: If you are a stockholder of record, there are four ways to vote:

•
In person. You may vote in person at the 2014 Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Proxy Card.
•	By Telephone. You may vote by proxy by calling the toll free number found on the Proxy Card.
•	By Mail. You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.

Beneficial Owners: If you are a beneficial owner of shares held in “street name,” there are four ways to vote:

•
In person. You must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in “street name” at the 2014 Annual Meeting. Please contact your nominee for instructions regarding obtaining a legal proxy.
You must bring a copy of the legal proxy to the 2014 Annual Meeting and ask for a ballot when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must submit both the copy of the legal proxy and your completed ballot.

•
Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the Proxy Card. The availability of Internet voting may depend on the voting process of your nominee.

•	By Telephone. You may vote by proxy by calling the toll free number found on the Proxy Card. The availability of telephone voting may depend on the voting process of your nominee.
•	By Mail. You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.

If you vote on the Internet or by telephone, you do not need to return your Proxy Card. Internet and telephone voting for stockholders will be available 24 hours a day, and will close at 11:59 p.m., Eastern Time, on June 11, 2014. Even if you plan to attend the 2014 Annual Meeting, the Company recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the 2014 Annual Meeting.

Q:	What am I voting on?

A:	At the 2014 Annual Meeting you will be asked to vote on the following five proposals. Our Board’s recommendation for each of these proposals is set forth below:

Proposal		Board Recommendation

1.	To elect seven directors for a one-year term expiring at the 2015 Annual Meeting of Stockholders.	FOR

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2014 fiscal year.	FOR

3.	To approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 shares.	FOR

4.	To approve our Amended and Restated 2013 Incentive Compensation Plan.	FOR

5.	To approve our 2014 Employee Stock Purchase Plan.	FOR

We will also consider other proposals that properly come before the 2014 Annual Meeting in accordance with our Amended and Restated By-laws.

Q:	Is my vote confidential?

A:
Yes. Platform encourages stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Platform has designated Computershare, its transfer agent, to receive and tabulate stockholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to Platform or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of your vote is expressly requested by you or (iii) where Platform concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to Platform from time to time and publicly announced at the 2014 Annual Meeting.

Q:	What happens if additional matters are presented at the 2014 Annual Meeting?

A:
Our Amended and Restated By-laws provide that items of business may be brought before the 2014 Annual Meeting only (i) pursuant to the Notice of 2014 Annual Meeting of Stockholders (or any supplement thereto) included in this Proxy Statement, (ii) by or at the direction of the Board of Directors, or (iii) by a stockholder of Platform who was a stockholder of Platform at the time proper notice of such business is delivered to the Corporate Secretary of Platform in accordance with our Amended and Restated By-laws.  Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2014 Annual Meeting as of the date of this Proxy Statement.  If you grant a proxy, the persons named as proxy holders, Daniel H. Leever and Frank J. Monteiro, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2014 Annual Meeting in accordance with Delaware law and our Amended and Restated By-laws.

Q:	How many votes are needed to approve each proposal?

A:	The table below sets forth, for each proposal described in this Proxy Statement, the vote required for approval of the proposal, assuming a quorum is present:

Proposal		Vote Required

1.	To elect seven directors for a one-year term expiring at the 2015 Annual Meeting of Stockholders.	The majority of votes cast

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2014 fiscal year.	The majority of votes cast

3.	To approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 shares.	The majority of outstanding Common Stock

4.	To approve our Amended and Restated 2013 Incentive compensation Plan.	The majority of votes cast

5.	To approve our 2014 Employee Stock Purchase Plan.	The majority of votes cast

Q:	What if I sign and return my proxy without making any selections?

A:
If you sign and return your Proxy Card without making any selections, your shares will be voted “FOR” proposals 1, 2, 3, 4 and 5.  If other matters properly come before the 2014 Annual Meeting, Daniel H. Leever and Frank J. Monteiro will have the authority to vote on those matters for you at their discretion.  As of the date of this Proxy Statement, we are not aware of any matters that will come before the 2014 Annual Meeting other than those disclosed in this Proxy Statement.

Q:	What if I am a beneficial owner and I do not give the nominee voting instructions?

A:
If you are a beneficial owner and your shares are held in the name of a broker or other nominee, such broker or nominee is bound by the rules of the New York Stock Exchange (the “NYSE”) regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you.  Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.  A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares.  Broker non-votes are included in the calculation of the number of votes considered to be present at the 2014 Annual Meeting for purposes of determining the presence of a quorum.

The table below sets forth, for each proposal described in this Proxy Statement, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal:

Proposal		Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote

1.	To elect seven directors for one-year term expiring at the 2015 Annual Meeting of Stockholders.	No	None

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2014 fiscal year.	Yes	Not Applicable

3.	To approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 shares.	No	Against

4.	To approve our Amended and Restated 2013 Incentive Compensation Plan.	No	None

5.	To approve our 2014 Employee Stock Purchase Plan.	No	None

Q:	What if I abstain on a proposal?

A:	If you sign and return your Proxy Card marked “Abstain” on any proposal, your shares will not be voted on that proposal.

The table below sets forth, for each proposal described in this Proxy Statement, the impact marking your Proxy Card “Abstain” will have on the approval of the proposal:

Proposal		Impact of Abstention

1.	To elect seven directors for one-year term expiring at the 2015 Annual Meeting of Stockholders.	None

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2014 fiscal year.	None

3.	To approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 shares.	Against

4.	To approve our Amended and Restated 2013 Incentive Compensation Plan.	None

5.	To approve our 2014 Employee Stock Purchase Plan.	None

Q:	Can I change my vote after I have delivered my Proxy Card?

A:
Yes.  You may revoke your Proxy Card at any time before its exercise.  You may also revoke your proxy by (i) voting in person at the 2014 Annual Meeting, (ii) delivering to the Corporate Secretary (at the address indicated below) a revocation of proxy or (iii) executing a new proxy bearing a later date.  If you are a beneficial owner, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the 2014 Annual Meeting.

Corporate Secretary
Platform Specialty Products Corporation
245 Freight Street
Waterbury, Connecticut 06702
United States

Q:	Who can attend the 2014 Annual Meeting?

A:
Only stockholders and our invited guests are invited to attend the 2014 Annual Meeting.  To gain admittance, you must bring a form of personal identification to the 2014 Annual Meeting, where your name will be verified against our stockholder list.  If a broker or other nominee holds your shares and you plan to attend the 2014 Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares as of the Record Date, a letter from such broker or nominee confirming such ownership, and a form of personal identification.

Q:	If I plan to attend the 2014 Annual Meeting, should I still vote by proxy?

A:	Yes. Casting your vote in advance does not affect your right to attend the 2014 Annual Meeting.

If you vote in advance and also attend the 2014 Annual Meeting, you do not need to vote again at the 2014 Annual Meeting unless you want to change your vote.  Written ballots will be available at the 2014 Annual Meeting for stockholders of record.

Beneficial owners who wish to vote in person must request a legal proxy from their broker or other nominee and bring that legal proxy to the 2014 Annual Meeting.

Q:	Am I entitled to dissenter’s rights?

A:	No. Delaware General Corporation Law does not provide for dissenter’s rights in connection with the matters being voted on at the 2014 Annual Meeting.

Q:	Where can I find voting results of the 2014 Annual Meeting?

A:
We will announce the results for the proposals voted upon at the 2014 Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the 2014 Annual Meeting.

Q:	Who should I call with other questions?

A:
If you need assistance voting your shares, please contact Investor Relations at (203) 575-5850. If you have additional questions about this Proxy Statement or the 2014 Annual Meeting or would like additional copies of this Proxy Statement or our 2013 Annual Report, please contact: Platform Specialty Products Corporation, 245 Freight Street, Waterbury, Connecticut 06702, Attention: Investor Relations, Telephone: (203) 575-5850.

I.           PROPOSAL 1 – ELECTION OF DIRECTORS

Under our Amended and Restated By-laws, directors are elected for a one-year term expiring at the next annual meeting of stockholders.  Upon the recommendation of the Nominating and Policies Committee, our Board of Directors has nominated Martin E. Franklin, Daniel H. Leever, Ian G.H. Ashken, Nicolas Berggruen, Michael F. Goss, Ryan Israel and E. Stanley O’Neal for re-election, each for a one-year term that will expire at the 2015 annual meeting of stockholders. Each of our directors consented to serve if elected.

Our Amended and Restated By-laws provide that directors are elected by a majority of the votes cast with respect to the nominee for election to the Board of Directors at any meeting of stockholders at which directors are to be elected and a quorum is present, except in the case of a contested election.  As set forth in our Amended and Restated By-laws, “a majority of the votes cast” means that the number of shares voted “for” a nominee for election to the Board of Directors exceeds the votes cast “against” such nominee.  In the event of a contested election, in accordance with our Amended and Restated By-laws, directors shall be elected by a plurality of the votes cast.

We believe that each of our directors possesses the experience, skills and qualities to fully perform his duties as a director and contribute to our success.  Our directors were nominated because each is of high ethical character, highly accomplished in his field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with Platform’s image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his obligations as a director.  Our directors as a group complement each other and each of their respective experiences, skills and qualities so that collectively the Board operates in an effective, collegial and responsive manner.  Each director’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, appears on the following pages.

Martin E. Franklin Director Since 2013 Chairman Since 2013 Age: 49
Mr. Franklin has served as a director of Platform since April 28, 2013 and has served as Chairman since October 31, 2013.  Mr. Franklin is the founder and Executive Chairman of Jarden Corporation, a Fortune 500 broad-based consumer products company (“Jarden”).  Mr. Franklin was appointed to Jarden’s board of directors in June 2001 and served as Jarden’s Chairman and Chief Executive Officer from September 2001 until June 2011, at which time he began service as Executive Chairman.  Mr. Franklin has experience serving on the boards of private and public companies.  Mr. Franklin served on the board of directors of Justice Holdings Limited (“Justice”) from February 2011 until its business combination with Burger King Worldwide, Inc. (“Burger King”) in June 2012, and continues to serve on the board of Burger King and as a member of its audit committee.  During the last five years, Mr. Franklin also served on the board of directors of Kenneth Cole Productions, Inc., Liberty Acquisition Holdings (International) Company and GLG Partners, Inc. (f/k/a Freedom Acquisition Holdings, Inc.).  Mr. Franklin is also a director and trustee of a number of private companies and charitable institutions.  Mr. Franklin graduated from the University of Pennsylvania.

Qualifications: We believe Mr. Franklin’s qualifications to serve on our Board of Directors include his leadership, extensive experience as a member of other corporate boards and his knowledge of public companies.

Daniel H. Leever Director Since 2013 Vice Chairman Since 2013 Age: 65
Mr. Leever has served as a director of Platform since October 31, 2013.  Mr. Leever is currently the Chief Executive Officer, President and Vice Chairman of Platform.  Mr. Leever served as Chief Executive Officer of MacDermid, Incorporated (“MacDermid”) from 1990 to 2013.  From 1998 to 2013, Mr. Leever served as Chairman of the Board of Directors of MacDermid.  From 1989 to 1990, Mr. Leever served as Senior Vice President and Chief Operating Officer of MacDermid.  Mr. Leever initially joined MacDermid as an employee in 1982.  Mr. Leever attended undergraduate school at Kansas State University and graduate school at the University of New Haven School of Business.

Qualifications: We believe Mr. Leever’s qualifications to serve on our Board of Directors include his extensive knowledge of MacDermid and his years of leadership at MacDermid.

Ian G.H. Ashken Director Since 2013 Age: 53
Mr. Ashken has served as a director of Platform since October 31, 2013.  Mr. Ashken co-founded Jarden and serves as its Vice Chairman, President and Chief Financial Officer.  Until February 15, 2007, Mr. Ashken was also Secretary of Jarden.  Mr. Ashken was appointed to Jarden’s board of directors on June 25, 2001 and became its Vice Chairman, Chief Financial Officer and Secretary effective September 24, 2001.  Mr. Ashken is also a director or trustee of a number of private companies and charitable institutions.  Mr. Ashken also served as the Vice Chairman and/or Chief Financial Officer of three public companies, Benson Eyecare Corporation, Lumen Technologies, Inc. and Bollé Inc., between 1992 and 2000.  During the last five years, Mr. Ashken also served as a director of GLG Partners, Inc. (f/k/a Freedom Acquisition Holdings, Inc.) and Phoenix Group Holdings (f/k/a Pearl Group).

Qualifications: We believe Mr. Ashken’s qualifications to serve on our Board of Directors include his executive experience, service on other corporate boards and his knowledge of public companies.

Nicolas Berggruen Director Since 2013 Age: 52
Mr. Berggruen has served as a director of Platform since April 28, 2013.  Mr. Berggruen founded what became Berggruen Holdings Ltd in 1984 to act as the direct investment vehicle of what became the Nicolas Berggruen Charitable Trust.  Mr. Berggruen has served as the Chairman of Berggruen Holdings Ltd since its inception.  Mr. Berggruen is also founder of the Berggruen Institute on Governance, an independent, nonpartisan think tank.  Mr. Berggruen has experience serving on the boards of private and public companies.  He served on the board of directors of Justice from February 2011 until its business combination with Burger King in June 2012.  Mr. Berggruen also served on the board of directors of Liberty Acquisition Holdings Corp. from June 2007 until its business combination with Grupo Prisa, Spain’s largest media conglomerate, in November 2010, and continues to serve on the board of Grupo Prisa.  Mr. Berggruen served on the board of directors of Liberty Acquisition Holdings (International) Company from January 2008 until its acquisition of Phoenix Group Holdings (f/k/a Pearl Group) in September 2009, and Freedom Acquisition Holdings, Inc. from June 2006 until its acquisition of GLG Partners, Inc. in November 2007 and continued to serve on the board of GLG Partners, Inc. until February 2009.  Mr. Berggruen studied at l’Ecole Alsacienne before attending Le Rosey in Switzerland and obtained his B.S. in finance and international business from New York University.

Qualifications: We believe Mr. Berggruen’s qualifications to serve on our Board of Directors include his leadership, service on other corporate boards and financial management expertise.

Michael F. Goss Director Since 2013 Age: 54
Mr. Goss has served as a director of Platform since October 31, 2013.  Mr. Goss joined Bain Capital in 2001, and served as Managing Director and Chief Financial Officer until 2011.  In 2004, he was also named Chief Operating Officer, a role he held until 2011.  He currently serves, since 2012, as Managing Director and Head of Global Investor Relations of Bain Capital with responsibility for capital raising activities and client relationship matters.  Prior to joining Bain Capital, Mr. Goss was Executive Vice President and Chief Financial Officer of Digitas Inc., a global internet professional services firm, which he helped take public in March 2000.  Prior to joining Digitas Inc., Mr. Goss was Executive Vice President and Chief Financial Officer, and a member of the board of directors of Playtex Products, Inc. Mr. Goss graduated from Kansas State University in 1981 with a BS in economics and received an MBA with Distinction from Harvard Business School in 1986.

Qualifications:  We believe Mr. Goss’s qualifications to serve on our Board of Directors include his leadership, executive experience, service on other corporate boards and financial management expertise.

Ryan Israel Director Since 2013 Age: 29
Mr. Israel has served as a director of Platform since October 31, 2013.  Mr. Israel is currently a partner at Pershing Square Capital Management, L.P. (“Pershing Square”), a research intensive, fundamental value based investment firm based in New York City.  Mr. Israel joined Pershing Square in March 2009, and is responsible for identifying, analyzing and monitoring current and prospective investment opportunities across a variety of industries.  Before joining Pershing Square, during the last five years, Mr. Israel was an investment banker in the technology, media and telecom division at Goldman Sachs.  Mr. Israel attended the Wharton School at the University of Pennsylvania, where he received a B.S. in Economics, with concentrations in Finance and Accounting.

Qualifications:  We believe Mr. Israel’s qualifications to serve on our Board of Directors include his extensive experience in business and management, including his experience identifying and analyzing potential investment opportunities.

E. Stanley O’Neal Director Since 2013 Age: 62
Mr. O’Neal has served as a director of Platform since October 31, 2013.  Mr. O’Neal served as Chairman of the Board and Chief Executive Officer of Merrill Lynch & Co., Inc. (“Merrill Lynch”) until October 2007.  He became Chief Executive Officer of Merrill Lynch in 2002 and was elected Chairman of the Board in 2003.  Mr. O’Neal was employed with Merrill Lynch for 21 years, serving as President and Chief Operating Officer from July 2001 to December 2002; President of U.S. Private Client from February 2000 to July 2001; Chief Financial Officer from 1998 to 2000 and Executive Vice President and Co-head of Global Markets and Investment Banking from 1997 to 1998.  Mr. O’Neal has served as a director of Alcoa, an aluminum manufacturing company, since January 2008 and is a member of its audit and governance and nominating committees.  Mr. O’Neal was a director of General Motors Corporation from 2001 to 2006, and a director of American Beacon Advisors, Inc. (investment advisor registered with the Securities and Exchange Commission (the “SEC”)) from 2009 to September 2012.  Mr. O’Neal graduated from Kettering University in 1974 with a degree in industrial administration and received his MBA from Harvard Business School in 1978.

Qualifications:  We believe Mr. O’Neal’s qualifications to serve on our Board of Directors include his leadership, executive experience, service on other corporate boards and financial management expertise.

RECOMMENDATION OF THE BOARD OF DIRECTORS

PLATFORM’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

II.           CORPORATE GOVERNANCE

Overview

Prior to our domestication to Delaware on January 22, 2014, we were a British Virgin Islands corporation with ordinary shares listed on the London Stock Exchange. In connection with our acquisition of MacDermid Holdings, LLC on October 31, 2013 (the “MacDermid Acquisition”), we formed our Audit Committee, Compensation Committee and Nominating and Policies Committee. Our Common Stock began trading on the NYSE on January 23, 2014. Prior to the listing of our Common Stock on the NYSE, we were subject to and complied with the rules of the London Stock Exchange, but were not yet subject to the NYSE corporate governance listing standards.

Meetings

Since April 23, 2013 (date of our inception), the Board of Directors held a total of 8 meetings.  Each incumbent director attended at least seventy five percent (75%) of the aggregate of (i) the total number of meetings of the Board during the period for which he was a director and (ii) the total number of meetings of all Board committees (the “Committees”) on which he served during the period for which he was a director.  We did not hold an annual meeting of stockholders in 2013, but expect that each of our Board members will attend the 2014 Annual Meeting. It is the policy of the Board of Directors to encourage its members to attend Platform’s annual meeting of stockholders.

Since April 23, 2013 (date of our inception), the directors met in executive session 4 times. Martin E. Franklin, who was serving as non-executive lead director, scheduled and chaired each executive session held.

Corporate Governance Guidelines

Our Board of Directors is responsible for overseeing the management of our Company.  On December 16, 2013, the Board adopted a Board of Directors Governance Principles and Code of Conduct (the “Governance Principles”) which sets forth our governance principles relating to, among other things:

•	director independence;
•	director qualifications and responsibilities;
•	board structure and meetings;
•	management succession; and
•	the performance evaluation of our Board and Chief Executive Officer.

Our Governance Principles are available in the Investor Relations section of our website at www.platformspecialtyproducts.com.

Board Leadership Structure

The Board has not adopted a formal policy regarding the need to separate or combine the offices of Chief Executive Officer and Chairman of the Board and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for Platform.  Currently, Platform separates the positions of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for the day-to-day leadership and performance of Platform, while the Chairman of the Board provides strategic guidance to the Chief Executive Officer, sets the agenda for and presides over the Board meetings.  In addition, Platform believes that the current separation provides a more effective monitoring and objective evaluation of the Chief Executive Officer’s performance.  The separation also allows the Chairman of the Board to strengthen the Board’s independent oversight of Platform’s performance and governance standards.

Director Independence

Upon the listing of our Common Stock on the NYSE, the composition of the Board and its Committees became subject to the independence requirements set forth under the NYSE corporate governance listing standards as well as the Governance Principles which have been adopted by the Board.  Under the NYSE corporate governance listing standards, a director qualifies as “independent” if the Board affirmatively determines that the director has no material relationship with the Company.  While the focus of the inquiry is independence from management, the Board is required to broadly consider all relevant facts and circumstances in making an independence determination.  In making each of these independence determinations, the Board has considered all of the information provided by each director in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with us.

Based on information provided by each director concerning his background, employment and affiliations, we have determined that each of Ian G.H. Ashken, Nicolas Berggruen, Michael F. Goss, Ryan Israel and E. Stanley O’Neal is “independent” as this term is defined under the applicable rules and regulations of the SEC and the NYSE corporate governance listing standards. In evaluating such independence, the Board specifically considered, among other things, their present employment and other direct or indirect affiliations or relationships between or with the Company.

Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; or (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

We are not aware of any material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent (5%) of any class of the Company’s voting securities, or any associate of any such director, executive officer, affiliate, owner of record or beneficial owner of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

There are no family relationships among any of the directors or executive officers of the Company.

Board Committees

The Board has three standing Committees that were formed on October 31, 2013: the Audit Committee, the Compensation Committee and the Nominating and Policies Committee.  Copies of the Committee charters of each of the Audit Committee, the Compensation Committee and the Nominating and Policies Committee setting forth the respective responsibilities of the Committees can be found under the Investor Relations section of our website at www.platformspecialtyproducts.com. Such information is also available in print to any stockholder who requests it through our Investor Relations department.  We will periodically review and revise the Committee charters.

Below is a summary of our membership information and committee structure:

Name	Audit Committee	Compensation Committee	Nominating and Policies Committee
Ian G.H. Ashken	X		X
Nicolas Berggruen		X	X*
Michael F. Goss	X*
Ryan Israel	X	X	X
E. Stanley O’Neal		X*
*	Chairman of applicable Committee

Audit Committee

Number of Meetings since October 31, 2013 (formation): 2

Responsibilities.  On December 16, 2013, our Board adopted a written Audit Committee charter that governs the responsibilities of the Audit Committee.  The Audit Committee is responsible for, among other things:

•	overseeing our accounting and the financial reporting processes;
•	appointing and overseeing the audit of our independent registered public accounting firm (including resolution of disagreements between management and the independent auditor);
•
pre-approving all auditing services and permitted non-auditing services to be performed for us by our independent registered public accounting firm and approving the fees associated with such services;

•	reviewing interim and year-end financial statements with management and our independent auditors;
•	overseeing our internal audit function, reviewing any significant reports to management arising from such internal audit function and reporting to the Board; and
•	reviewing and approving all related-party transactions required to be disclosed under Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.  Under procedures adopted by the Audit Committee, the Audit Committee reviews and pre-approves all audit and non-audit services performed by our independent registered public accountants.

Independence and Financial Expertise.  We have reviewed the background, experience and independence of the Audit Committee members and based on this review, we have determined that each member of the Audit Committee:

•	meets the independence requirements of the NYSE corporate governance listing standards;
•	meets the enhanced independence standards for audit committee members required by the SEC; and
•	is financially literate, knowledgeable and qualified to review financial statements.

In addition, the Board has determined that each of Michael F. Goss, Chairman of the Audit Committee, and Ian G.H. Ashken qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

Compensation Committee

Number of Meetings since October 31, 2013 (formation): 2

Responsibilities.  On December 16, 2013, our Board adopted a written Compensation Committee charter that governs the responsibilities of the Compensation Committee.  The Compensation Committee is responsible for, among other things:

•	assisting the Board in developing and evaluating potential candidates for executive positions and overseeing the development of any executive succession plans;
•	reviewing and approving corporate goals and objectives with respect to compensation for the Chief Executive Officer;
•
making recommendations to the Board with respect to compensation of other executive officers and providing oversight of management’s decisions concerning the performance and compensation of such executive officers;

•	reviewing on a periodic basis compensation and benefits paid to directors;
•	reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board of Directors as needed;
•	to assure the effective representation of Platform’s stockholders; and

•	preparing a compensation committee report on executive compensation required by the SEC to be included in our annual proxy statement.

The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The Compensation Committee also has authority to retain compensation consultants, outside counsel and other advisors as it may deem appropriate in its sole discretion. The Compensation Committee has sole authority to approve related fees and retention terms.

Platform did not retain a compensation consultant during the fiscal year ended December 31, 2013. Effective March 6, 2014, Platform has retained Towers Watson (the “Consultant”) as an independent compensation consultant to assist the Compensation Committee in evaluating Platform’s compensation plans and policies.

Independence.  We have reviewed the background, experience and independence of the Compensation Committee members and based on this review, we have determined that each member of the Compensation Committee:

•	meets the independence requirements of the NYSE corporate governance listing standards;
•	is an “outside director” pursuant to the criteria established by the Internal Revenue Services; and
•	meets the enhanced independence standards for Compensation Committee members established by the SEC.

In addition, the Board has determined that each of E. Stanley O’Neal, Chairman of the Compensation Committee, Nicolas Berggruen and Ryan Israel is (i) independent pursuant to the enhanced independence standards for compensation committee members set forth in Section 303A.02(A)(ii) of the NYSE Listed Company Manual, based on evaluations conducted in accordance with and considering the factors set forth in Section 303A.02(A)(ii), and (ii) an “outside director” pursuant to the criteria established by the Internal Revenue Service.

The Compensation Committee also reviewed the background, experience and independence of the Consultant and, based on this review, has determined that the Consultant meets the independence requirements of the NYSE corporate governance listing standards.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee who presently serve, or in the past year have served, on the Compensation Committee has interlocking relationships as defined by the SEC or had any relationships with Platform requiring disclosure under the SEC’s rules relating to certain relationships and related party transactions.

Nominating and Policies Committee

Number of Meetings since October 31, 2013 (formation): 2

Responsibilities.  On December 16, 2013, our Board adopted a written Nominating and Policies Committee charter that governs the responsibilities of the Nominating and Policies Committee.  The Nominating and Policies Committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our Board;
•	leading the search for individuals qualified to become members of the Board and selecting director nominees to be presented for stockholder approval at our annual meetings;
•	reviewing the Board’s committee structure and recommending to the Board for approval directors to serve as members of each committee;
•	developing and recommending to the Board for approval a set of corporate governance guidelines and generally advising the Board on corporate governance matters;
•	reviewing such corporate governance guidelines on a periodic basis and recommending changes as necessary; and
•	reviewing director nominations submitted by stockholders.

The Nominating and Policies Committee may, when it deems appropriate, delegate certain of its responsibilities to one or more Nominating and Policies Committee members or subcommittees.

Consideration of Director Nominees.  The Nominating and Policies Committee considers possible candidates for nominees for directors from many sources, including management and stockholders.  The Nominating and Policies Committee evaluates the suitability of potential candidates nominated by stockholders in the same manner as other candidates recommended to the Nominating and Policies Committee.

In making nominations, the Nominating and Policies Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.  In evaluating nominees, the Nominating and Policies Committee is required to take into consideration the following attributes, which are desirable for a member of the Board: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints. In addition, while Platform does not have a formal, written diversity policy, the Nominating and Policies Committee will attempt to select candidates who will assist in making the Board a diverse body. Platform believes that a diverse group of directors brings a broader range of experiences to the Board and generates a greater volume of ideas and perspectives, and therefore, is in a better position to make complex decisions.

Independence.  We have reviewed the background, experience and independence of the Nominating and Policies Committee members and based on this review, we have determined that each of Nicolas Berggruen, Chairman of the Nominating and Policies Committee, Ian G.H. Ashken and Ryan Israel meets the independence requirements of the NYSE corporate governance listing standards and SEC rules and regulations.

Codes of Ethics

On December 16, 2013, our Board adopted a written Business Conduct and Ethics Policy (the “Ethics Policy”) that establishes the standards of ethical conduct applicable to all our directors, officers and employees. The Ethics Policy addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, company funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the Ethics Policy, employee misconduct, conflicts of interest or other violations.

On March 26, 2014, our Board also adopted a written Code of Ethics for Senior Financial Officers (the “Code of Ethics”), which is applicable to our Chief Executive Officer, Chief Financial Officer and principal accounting officer (collectively, the “Financial Officers”). The Code of Ethics defines additional specific requirements, beyond the Ethics Policy, to which the Financial Officers are bound. The Code of Ethics is designed to promote honest and ethical conduct, confidentiality, proper disclosure in Platform’s periodic reports and compliance with applicable laws, rules and regulations.

Copies of both our Ethics Policy and Code of Ethics are publicly available in the Investor Relations section of our website at www.platformspecialtyproducts.com.  Any waiver of our Ethics Policy or Code of Ethics with respect to any Financial Officer, controller or persons performing similar functions may only be authorized by our Board of Directors and will be disclosed on our website as promptly as practicable, as may be required under applicable SEC and NYSE rules.

Certain Relationships and Related Transactions

Retaining Holder Securityholders’ Agreement

Immediately prior to the closing of the MacDermid Acquisition on October 31, 2013, each of Daniel H. Leever, Frank J. Monteiro and John L. Cordani (each a “Retaining Holder”) executed a Retaining Holder Securityholders’ Agreement (each, a “RHSA”) with us pursuant to which they agreed to exchange their respective interests in MacDermid Holdings, LLC (“MacDermid Holdings”) for shares of common stock of our subsidiary Platform Delaware Holdings, Inc. (the “PDH Common Stock”), at an exchange rate of $11.00 per share plus, with respect to the common, class A and class B unit equity interests of MacDermid Holdings held by the Retaining Holder (i) a proportionate share of a contingent interest in certain pending litigation, and (ii) a proportionate share of up to $100 million of contingent purchase price payable upon the attainment of certain EBITDA and stock trading price performance metrics during the seven-year period following the closing of the MacDermid Acquisition.  Immediately prior to the closing of the MacDermid Acquisition, members of MacDermid management and certain affiliates, including each of Messrs. Leever, Monteiro and Cordani, contributed all or a portion of their MacDermid Holdings interests to Tartan Holdings, LLC, a newly-formed Delaware limited liability company (“Tartan”), and Tartan agreed to receive the PDH Common Stock consideration in exchange for such MacDermid Holdings equity interests. As of the date hereof, 7,468,466 shares of PDH Common Stock are being indirectly held by Daniel H. Leever; 283,117 by Frank J. Monteiro and 69,246 by John L. Cordani through their membership in Tartan.

Pursuant to the terms of each RHSA, each Retaining Holder agreed to not, without our prior consent, (i) sell, assign, transfer (including by operation of law), incur any liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever, dispose of or otherwise encumber any PDH Common Stock received, (ii) deposit any PDH Common Stock into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect to PDH Common Stock that is inconsistent with the RHSA, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect transfer or other disposition of any PDH Common Stock or the economic interests thereunder; provided, that each Retaining Holder may transfer any PDH Common Stock, for a period of four years from the closing of the MacDermid Acquisition, to (i) its spouse or former spouse pursuant to a domestic relations order or similar court order upon the divorce of such Retaining Holder and his or her spouse, and (ii) the Retaining Holder’s executors, administrators or testamentary trustees upon the death of such Retaining Holder; provided that, in each case, (A) such transfer does not violate any federal or state securities laws and (B) the respective transferee, as a condition to such transfer, agrees in writing to be bound by the terms and conditions of the RHSA.  Pursuant to the terms of each RHSA, each Retaining Holder further agreed not to transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a transfer of, 25% of the total shares of PDH Common Stock initially received by such Retaining Holder commencing on the first through the fourth anniversary of the closing of the MacDermid Acquisition.

Each RHSA also provides that after the earlier of (i) October 31, 2014 or (ii) a Change of Control, the PDH Common Stock received by each Retaining Holder will be exchangeable, at the option of the Retaining Holder, into shares of Common Stock, on a one-for-one basis (subject to adjustment).  The RHSA defines “Change of Control” as (a) a merger or consolidation of Platform with another entity where Platform is not the surviving entity and where immediately after the merger or consolidation Platform’s stockholders immediately prior to the merger or consolidation hold less than 50% of the voting stock of the surviving entity, or (b) the sale of all or substantially all of Platform’s and its subsidiaries’ assets to a third party if, immediately following such sale, Platform’s stockholders hold less than 50% of the stock of said third party. Pursuant to the RHSA, we filed with the SEC a registration statement registering the resale of our Common Stock issuable upon exchange of the PDH Common Stock promptly after the completion of Platform’s domestication into Delaware.  We have agreed to use our commercially reasonable efforts to keep such registration statement continuously effective until the earlier of (a) the date on which all of such Retaining Holder’s shares of our Common Stock have been sold, and (b) the date on which all of such Retaining Holder’s shares of our Common Stock may be sold pursuant to Rule 144 (without volume or other restrictions).

Registration Rights Agreement

On November 7, 2013, we entered into a registration rights agreement with Pershing Square, the beneficial owner of approximately 27.4% of our outstanding shares as of April 10, 2014.  Those shares were acquired by Pershing Square in our initial public offering and warrant exchange offer.

Pursuant to this agreement, for so long as any of the included funds managed by Pershing Square holds any Platform shares, Platform agreed to cooperate with such holders’ reasonable requests to facilitate any proposed sale of shares by the requesting holder(s) in accordance with the provisions of Rule 144 (“Rule 144”) promulgated under the Securities Act, or any successor rule, including, without limitation, by complying with the current public information requirements of Rule 144 and providing opinions of counsel, to the extent required. Additionally, Platform agreed that promptly after becoming eligible to utilize a Form S-3 registration statement, Platform will file with the SEC a registration statement on Form S-3 registering (among other securities) the resale of the Platform shares held by the holders and use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after its filing.  Platform’s obligations under the registration rights agreement shall terminate on the earlier of (i) the date on which all of a holder’s shares have been sold, and (ii) the date on which all of a holder’s shares may be sold pursuant to Rule 144 without volume or other restrictions.

Advisory Services Agreement

On October 31, 2013, Platform entered into an Advisory Services Agreement with Mariposa Capital, LLC, an affiliate of Martin E. Franklin and Mariposa Acquisition, LLC. Under this agreement, Mariposa Capital, LLC will provide certain advisory services to Platform. In connection with these services, Mariposa Capital, LLC is entitled to receive an annual fee equal to $2,000,000 payable in quarterly installments. This agreement will expire on October 31, 2014 but will be automatically renewed for successive one-year terms unless either party notifies the other party in writing of its intention not to renew this agreement no later than 90 days prior to the expiration of the term. This agreement may only be terminated by Platform upon a vote of a majority of its directors. In the event that this agreement is terminated by Platform, the effective date of the termination will be six months following the expiration of the initial term or a renewal term, as the case may be. Platform paid a pro-rated fee of $440,000 during the fiscal year 2013 under this agreement.

Bridge Loan

On August 28, 2013, MacDermid granted a bridge loan to Frank J. Monteiro in connection with his relocation and purchase of a new home.  The principal amount of the loan was $275,000 and the agreed interest rate was prime plus 1.0%.  All principal and interest on the loan was to become due on the date Mr. Monteiro’s existing home was sold.  The principal amount of the loan and the accrued interest of $2,081.34 was repaid in full on October 31, 2013, in advance of the due date.

Additional Stock Issuances to our Founder Entities, Certain Directors and Certain Stockholders

On November 6, 2013, in connection with the closing of our warrant exchange offer, we issued and sold 190,476 ordinary shares at $10.50 per share to each of Berggruen Acquisition Holdings IV, Ltd., Mariposa Acquisition, LLC, Michael F. Goss (one-half of which were issued to a family trust) and E. Stanley O’Neal.  In connection with our domestication from the British Virgin Islands into Delaware on January 22, 2014, our then-issued and outstanding ordinary shares automatically converted, on a one-for-one basis, into shares of our Common Stock.

On March 6, 2014, as contemplated by the Director Compensation Policy previously adopted by the Board on October 31, 2013, the Board approved the grant to each of Michael F. Goss and E. Stanley O’Neal of 4,621 restricted shares of our Common Stock that will vest on June 12, 2014. Such grants are subject to shareholder approval of the 2013 Incentive Compensation Plan (see proposal 4 below).

As of March 4, 2014, in accordance with the terms of the warrant instrument governing our outstanding warrants, a mandatory redemption event occurred with respect to all of our outstanding warrants as the daily volume weighted average price of our Common Stock on the NYSE for the ten consecutive trading days ended March 4, 2014 was equal to or greater than $18.00. Each warrant was to be mandatorily redeemed by us for $0.01 per warrant on April 3, 2014, unless exercised on or before April 2, 2014. The warrants were exercisable in multiples of three for one share of our Common Stock at an exercise price of $11.50 per whole share of our Common Stock. On or after April 3, 2014, holders of warrants which were not exercised had no further rights with regards to such warrants, except to receive $0.01 per warrant.

In connection with such mandatory redemption, the following exercises and purchases of shares of our Common Stock occurred:

On March 7, 2014, Pershing Square exercised 12,500,001 warrants to purchase 4,166,665 shares of our Common Stock.

On March 13, 2014, Mariposa Acquisition, LLC, an affiliate of Martin E. Franklin, exercised 2,649,999 warrants to purchase 883,333 shares of our Common Stock. Martin E. Franklin is the managing member of Mariposa Acquisition, LLC. On April 10, 2014, Mr. Franklin owns, directly or indirectly, 61.32% of Mariposa Acquisition, LLC representing 3,800,087 shares of our Common Stock and 649,992 shares of our Series A Preferred Stock.

On March 13, 2014, Ian G.H. Ashken benefited from the exercise by Mariposa Acquisition, LLC of 299,980 warrants to purchase 99,993 shares of our Common Stock, which represent Mr. Ashken’s indirect interest held by Mariposa Acquisition, LLC.

On March 18, 2014, Standhope Investments exercised 9,999,999 warrants to purchase 3,333,339 shares of our Common Stock.

On March 26, 2014, Berggruen Acquisition Holdings IV Ltd., an affiliate of Nicolas Berggruen, exercised 2,350,004 warrants to purchase 783,334 shares of our Common Stock. Mr. Nicolas Berggruen does not have any pecuniary or beneficial ownership of such shares.

Policy Concerning Related Party Transactions

The Board of Directors has determined that the Audit Committee is best suited to review and approve or ratify transactions with related persons, in accordance with the policy set forth in the Audit Committee charter.  Such review will apply to any transaction or series of related transactions or any material amendment to any such transaction involving a related person and Platform or any subsidiary of Platform, and which is required to be disclosed under Item 404 of Regulation S-K under the Securities Act.  For purposes of the policy, “related persons” will consist of executive officers, directors, director nominees, any stockholder beneficially owning more than 5% of the issued and outstanding Common Stock, and immediate family members of any such persons.  In reviewing related person transactions, the Audit Committee will take into account all factors that it deems appropriate, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.  No member of the Audit Committee will be permitted to participate in any review, consideration or approval of any related person transaction in which the director or any of his immediate family member is the related person.

Board Role in Risk Management

The Board is actively involved in the oversight and management of risks that could affect Platform.  This oversight and management is conducted primarily through Committees of the Board, as disclosed in the descriptions of each of the Committees above and in the charters of each of the Committees, but the full Board has retained responsibility for general oversight of risks.  The Audit Committee is primarily responsible for overseeing the Platform’s policies and procedures with respect to risk assessment and risk management. The other Committees of the Board consider the risks within their areas of responsibility.  The Board satisfies their oversight responsibility through full reports by each Committee chair regarding the Committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Platform.

Director Compensation

From April 23, 2013 (date of our inception) until October 31, 2013, we paid our non-founder directors an annual fee of $85,000, paid in advance, and our Chairman an annual fee of $125,000, paid in advance.  Such annual fees were paid in shares of Platform in lieu of cash. Paul Myners, our former Chairman, was paid compensation for his services as Chairman.

Upon our inception, Mr. Myners was granted a five year option to acquire 100,000 ordinary shares and each of Alun Cathcart and Alain Minc was granted a five year option to acquire 75,000 ordinary shares. All of these options are fully vested and, upon our domestication into Delaware on January 22, 2014, became options to acquire shares of Common Stock.

Commencing as of October 31, 2013, all non-executive directors are entitled an annual fee of $50,000, paid quarterly.  Members of any of our Committees are entitled to an additional annual fee of $2,000.  The chairman of our Audit Committee is entitled to an additional $10,000 annual fee, and each of the chairmen of our Compensation Committee and Nominating and Policies Committee is entitled to an additional $7,500 annual fee.  In addition, all non-executive directors will be granted annually a number of restricted shares of our Common Stock equal to $100,000 at the date of issue.  Such restricted shares will vest on the date of the following year’s annual meeting or not later than 13 months from the date of issuance.

Messrs. Goss and O’Neal will be paid compensation for their respective services on our Board.  For their initial term as directors, each of Messrs. Franklin, Ashken, Berggruen and Israel has elected to waive all compensation for service as a director.  Neither Mr. Franklin nor Mr. Berggruen, who served as our founder directors, nor Mr. Leever, who serves as our Chief Executive Officer, is entitled to receive any additional compensation for their services as a director.  Fees are payable quarterly in arrears.  In addition, all of the directors are entitled to be reimbursed by Platform for travel, hotel and other expenses incurred by them in the course of their directors’ duties relating to Platform.

The following table sets forth information regarding the compensation of our directors for 2013:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(5)	Option Awards ($)(2)(5)	All Other Compensation ($)(3)(4)	Total ($)
Martin E. Franklin	—	—	—	440,000	440,000
Daniel H. Leever	—	—	—	—	—
Ian G.H. Ashken	—	—	—	—	—
Nicholas Berggruen	—	—	—	—	—
Michael F. Goss	25,000	100,000	—	—	125,000
Ryan Israel	—	—	—	—	—
E. Stanley O’Neal	23,958	100,000	—	—	123,958
Lord Paul Myners	—	125,000	100,000	—	225,000
Alun Cathcart	—	85,000	75,000	—	160,000
Alain Minc	—	85,000	75,000	—	160,000
______________

(1)	The amounts shown include the annual non-executive director fee and additional Committee and Committee chair fees for all directors.

(2)
Grants of restricted shares of our Common Stock were made on March 6, 2014. Grants of stock options were made on April 28, 2013. The amounts in the “Stock Awards” column and the “Option Awards” reflect the aggregate grant date fair value of awards for the fiscal year ended December 31, 2013 computed in accordance with FASB ASC Topic 718.  For additional information on the valuation assumptions regarding the fiscal 2013 grants, refer to Note 6 in our financial statements for the fiscal year ended December 31, 2013, which is included in our Annual Report on Form 10-K filed with the SEC.

(3)
Represents fees paid to Mariposa Capital, LLC, an affiliate of Martin E. Franklin, pursuant to an Advisory Services Agreement. See “Certain Relationships and Related Transactions” in this Proxy Statement.

(4)
Platform entered into Director and Officer Indemnification Agreements with each of its current directors and officers. Such Indemnification Agreements generally provide that Platform shall indemnify each director or officer to the fullest extent permitted by Delaware law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer of Platform. The Indemnification Agreements also include rights to advancement of expenses and contribution.

(5)	The following table sets forth the aggregate number of restricted shares of our Common Stock outstanding at December 31, 2013 for each of our non-executive directors:

Name	Aggregate Number of Restricted Shares Outstanding at December 31, 2013	Aggregate Number of Unexercised Stock Options Outstanding at December 31, 2013
Martin E. Franklin	—	—
Daniel H. Leever	—	—
Ian G.H. Ashken	—	—
Nicholas Berggruen	—	—
Michael F. Goss	4,621	—
Ryan Israel	—	—
E. Stanley O’Neal	4,621	—
Lord Paul Myners	—	100,000
Alun Cathcart	—	75,000
Alain Minc	—	75,000

III.           EXECUTIVE COMPENSATION

Set forth below is certain information relating to our current executive officers and covered persons.  Biographical information with respect to Mr. Leever is set forth above under “PROPOSAL 1 – ELECTION OF DIRECTORS.”

Name	Age	Title

Daniel H. Leever	65	Chief Executive Officer and President

Frank J. Monteiro	44	Senior Vice President and Chief Financial Officer

John L. Cordani	51	Corporate Secretary of Platform, Vice President and General Counsel of MacDermid

Frank J. Monteiro
Mr. Monteiro has served as the Senior Vice President and Chief Financial Officer of Platform since the MacDermid Acquisition on October 31, 2013. Mr. Monteiro served as the Senior Vice President and Chief Financial Officer of MacDermid from February 2010 to October 31, 2013. From April 2007 until February 2010, Mr. Monteiro served as Vice President of Finance and Treasurer of MacDermid. Mr. Monteiro joined the MacDermid business in June 1998 and, from June 1998 to April 2007, served in the positions of General Accounting Manager, Domestic Accounting Manager and Assistant Controller of Industrial Americas operations, and as Assistant Treasurer and Risk Manager of MacDermid. Mr. Monteiro received a Bachelor of Science in Accountancy from Bentley University.

John L. Cordani
Mr. Cordani has served as the Secretary and General Counsel of MacDermid from 1994, other than during the period from May 2000 to March 2002, when he worked as a partner at Carmody & Torrance LLP, and Corporate Secretary of Platform since the MacDermid Acquisition on October 31, 2013. From 1989 until 1992, Mr. Cordani served as IP Manager of MacDermid. Having joined MacDermid in 1986, Mr. Cordani served as a Researcher for the company from 1986 until 1989. Since 2001, Mr. Cordani also works as an Adjunct Professor of Law at Quinnipiac University Law School. Mr. Cordani received a Juris Doctor from Quinnipiac University Law School, a Master of Science in Materials Science from Rensselaer Polytech, and a Bachelor of Science in Chemical Engineering from Texas A&M University.

Summary Compensation Table

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “emerging growth companies” as such term is defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).  Daniel H.  Leever and Frank J. Monteiro were executive officers of MacDermid Holdings as of December 31, 2012.  Upon completion of the MacDermid Acquisition, Messrs. Leever and Monteiro became executive officers of Platform. The following table summarizes the compensation to these persons (i) for the fiscal year ended December 31, 2013 (which includes compensation paid by MacDermid for the period of January 1, 2013 through October 31, 2013 and by Platform for the period of November 1, 2013 through December 31, 2013) and (ii) for their services to MacDermid for the fiscal year ended December 31, 2012.  The MacDermid board of directors was responsible for all decisions regarding compensation until the MacDermid Acquisition.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)		All Other Compensation ($)(11)(12)	Total ($)
Daniel H. Leever	2013	843,750	2,500,000	(2)	1,700,000	363,590	(6)	9,233	5,416,573
Chief Executive Officer and President	2012	818,750	43,416	(3)	825,000	111,978	(7)	3,564	1,802,708

Frank J. Monteiro	2013	337,462	600,000	(2)	352,430	29,470	(8)	1,080	1,320,442
Senior Vice President and Chief Financial Officer	2012	293,475	12,529	(3)	200,000	121,503	(9)	541	628,048

John L. Cordani	2013	316,274	300,000	(2)	—	—		1,080	617,354
Corporate Secretary of Platform, Vice President and General Counsel of MacDermid	2012	309,700	3,685	(3)	114,060	219,894	(10)	810	648,149

(1)	The amounts disclosed in this column represent annual base salary. These amounts were not reduced to reflect the covered persons’ elections to defer receipt of salary.
(2)
These amounts represent the fair value of the Class C Junior Share awards made to the covered persons by the MacDermid board.  For information relating to the assumptions made in determining the fair value of the Class C Junior Share awards, which are liability-classified awards, see Note 6 in our financial statements for the fiscal year ended December 31, 2013, which is included in our Annual Report on Form 10-K filed with the SEC.  The performance conditions of the Class C Junior Shares were satisfied upon completion of the MacDermid Acquisition and the vesting of the remaining unvested shares accelerated.  As a result, the Class C Junior shares settled upon completion of the MacDermid Acquisition and the full liquidated value of the Class C Junior Shares, set forth in the table above, was paid to the covered persons.  See “Narrative Disclosure to Summary Compensation Table — Stock Awards” below for a discussion of the terms of the Class C Junior Shares.

(3)
These amounts represent the fair value of awards made to the covered persons by the MacDermid board.  For information relating to the assumptions made in determining the fair value of such awards, see Note 6 in our financial statements for the fiscal year ended December 31, 2013, which is included in our Annual Report on Form 10-K filed with the SEC.

(4)	A discussion of the terms of the non-equity incentive plan is set forth below.
(5)
We maintain an unfunded Supplemental Executive Retirement Plan (“SERP”) for certain executive officers, which is a non-qualified deferred compensation plan under which the covered persons are entitled to participate. The amounts shown in this column represent the aggregate change in the actuarial present value of accumulated benefits under all MacDermid defined benefit plans.

(6)	This amount includes a change in pension value of $(76,674) and non-qualified deferred compensation earnings of $440,264.
(7)	This amount includes a change in pension value of $90,410 and non-qualified deferred compensation earnings of $21,568.
(8)	This amount includes a change in pension value of $(21,857) and non-qualified deferred compensation earnings of $51,327.
(9)	This amount includes a change in pension value of $71,946 and non-qualified deferred compensation earnings of $49,557.
(10)	This amount includes a change in pension value of $149,941 and non-qualified deferred compensation earnings of $69,953.
(11)
The amounts disclosed in this column represent premiums paid on behalf of the covered persons for a company-sponsored life insurance program.  During 2013, Mr. Leever was, on occasion, accompanied by family members when flying on business in the aircraft owned by MacDermid.  MacDermid did not incur any incremental costs associated with this perquisite.  Incremental costs are typically calculated by multiplying the total number of personal flight hours times the average direct variable operating costs (including costs related to fuel, on-board catering, maintenance expenses related to operation of the plane during the year, landing and parking fees, navigation fees, related ground transportation, crew accommodations and meals and supplies) per flight hour for the aircraft for the year. Since the aircraft is used mainly for business travel, we do not include in the calculation the fixed costs that do not change based on usage, such as crew salaries, exterior paint, other maintenance and inspection and capital improvement costs intended to cover a multiple-year period. It is Platform’s policy to ask Mr. Leever to reimburse the Company for any personal use of the aircraft.  For 2013, Mr. Leever reimbursed $172,890 for his personal use of the aircraft.  On August 28, 2013, MacDermid granted a $275,000 bridge loan to Frank J. Monteiro in connection with his relocation and purchase of a new home.  The principal amount of the loan and the accrued interest was repaid in full on October 31, 2013, in advance of the due date.

(12)
Platform entered into Director and Officer Indemnification Agreements with each of its current directors and officers. Such Indemnification Agreements generally provide that Platform shall indemnify each director or officer to the fullest extent permitted by Delaware law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as director or officer of Platform. The Indemnification Agreements also includes rights to advancement of expenses and contribution.

Narrative Disclosure to Summary Compensation Table

The following describes material features of the MacDermid compensation disclosed in the Summary Compensation Table above.  Upon completion of the MacDermid Acquisition, our current Compensation Committee became responsible for developing and overseeing our executive compensation policies, program and decisions.

Non-Equity Incentive Plan

For 2012 and 2013, MacDermid had an annual performance-based compensation plan (the “MacDermid Performance Compensation Plan”) in which each of our executive officers and covered persons participated.  Under the MacDermid Performance Compensation Plan, each of our executive officers and covered persons was eligible to receive annual performance-based cash compensation equal to a percentage of their annual salary.  Whether an individual received such cash compensation depended upon whether various financial performance and corporate performance metrics tied to each individual’s responsibilities were satisfied and whether certain strategic projects were completed.

To be considered for annual performance-based cash compensation, MacDermid had to first meet the predetermined threshold level for consolidated EBITDA, or no annual performance-based compensation would be granted to participants.

For 2012, if the “threshold” level was reached, each of Messrs. Leever, Monteiro and Cordani became eligible for annual performance-based compensation equal to 20%, 20% and 10% of his salary, respectively.  If the “target” level was reached, each of Messrs. Leever, Monteiro and Cordani became eligible for annual performance-based cash compensation equal to 100%, 50% and 35% of his salary, respectively.  If the “stretch” level was reached, each of Messrs. Leever, Monteiro and Cordani became eligible for annual performance-based cash compensation equal to 200%, 75% and 50% of his salary, respectively.

For 2013, if the “threshold” level was reached, each of Messrs. Leever, Monteiro and Cordani became eligible for annual performance-based compensation equal to 20%, 20% and 20% of his respective salary. If the “target” level was reached, Messrs. Leever, Monteiro and Cordani became eligible for annual performance based cash compensation equal to 100%, 60% and 50% of his salary, respectively. If the “stretch” level was reached, Messrs. Leever, Monteiro and Cordani became eligible for annual performance-based cash compensation equal to 200%, 100% and 75% of his salary, respectively.

For 2012, the consolidated threshold level was $153 million, the target level was $162 million and the stretch level was a $170 million. MacDermid achieved consolidated EBITDA of $162.4 million in 2012, the target level.  For 2013, the consolidated threshold level was $166 million, the target level was $172 million and the stretch level was a $179 million.  MacDermid achieved consolidated EBITDA of $180.2 million in 2013, the stretch level.

Mr. Leever then recommended each individual’s compensation (other than his own) based upon an evaluation of each individual’s overall performance and contributions over the prior year with respect to satisfying corporate performance metrics (e.g., corporate year-end tax rate, etc.) and completing strategic projects.  Mr. Leever’s recommendations were reviewed by the MacDermid board of directors, which retained final discretion in determining the amount of any compensation actually paid.

As a result, a payout of compensation of $825,000 and $1.7 million for Mr. Leever, $200,000 and $352,430 for Mr. Monteiro and $114,060 and $0.0 for Mr. Cordani was awarded in 2012 and 2013, respectively.

Stock Awards

On January 29, 2013, the MacDermid board of directors granted our executive officers and covered persons Class C Junior Shares in MacDermid Holdings.  One-third of the Class C Junior Shares vested on January 29, 2013, the award date, and one-third vested on each of the second and third anniversary of the award date.  The payment of the Class C Junior Shares was subject to (i) the occurrence of a liquidating event, such as a sale of the Company or an initial public offering, and (ii) such liquidating event transaction value exceeding a prescribed amount.  The terms of the Class C Junior Shares included a single-trigger acceleration of vesting and cash payout upon a change in control or liquidating event.

As a result of the closing of the MacDermid Acquisition, all then-outstanding Class C Junior Shares vested and each of the other conditions were satisfied.  Accordingly, Mr. Leever received $2.5 million, Mr. Monteiro received $600,000 and Mr. Cordani received $300,000 in cash.

2013 Outstanding Equity Awards at Fiscal Year End

In connection with the completion of MacDermid Acquisition on October 31, 2013, all outstanding unvested equity awards (consisting of membership interests in MacDermid Holdings) held by Platform’s executive officers and covered persons vested.  Platform did not make any awards of unvested equity during 2013 to its executive officers and covered persons.  Consequently, as of December 31, 2013, none of Platform’s executive officers and covered persons has outstanding equity awards.

Severance Agreements

Each of Messrs. Leever, Monteiro and Cordani has a severance agreement with MacDermid.

If Mr. Leever is involuntarily terminated without cause at any time, he will be paid severance equal to two (2) years base salary, based upon the then most recent one (1) year period, and two (2) years’ target bonus based upon the then current and applicable bonus plan as approved by our Board of Directors.

If either Mr. Monteiro or Mr. Cordani is involuntarily terminated within two (2) years following the MacDermid Acquisition, he will be paid severance equal to two (2) years’ base salary and cash bonus, based upon the then most recent two-year period. Otherwise, if either Mr. Monteiro or Mr. Cordani is involuntarily terminated without cause, he will be paid a severance equal to one (1) year’s base salary, based upon the then most recent year period.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2013. The category “Equity compensation plans not approved by security holders” in the table below consists of the 2013 Incentive Compensation Plan which was approved by our Board on October 31, 2013, and amended and restated on December 16, 2013. Our 2014 Employee Stock Purchase Plan was not in effect as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	—

For a description of the material features of our 2013 Incentive Compensation Plan, refer to Note 6 in our financial statements for the fiscal year ended December 31, 2013, which is included in our Annual Report on Form 10-K filed with the SEC, and proposal 4 in this Proxy Statement.

IV.           SECURITY OWNERSHIP

The following table sets forth certain information regarding (i) all stockholders known by Platform to be the beneficial owners of more than five percent (5%) of our issued and outstanding Common Stock and (ii) each director, each executive officer, covered person and all directors, executive officers and covered person as a group, together with the approximate percentages of issued and outstanding Common Stock owned by each of them.  Percentages are calculated based upon issued and outstanding Common Stock plus shares which the holder has the right to acquire within 60 days.  Unless otherwise indicated, amounts are as of April 10, 2014 and each of the stockholders has sole voting and investment power with respect to the shares of our Common Stock beneficially owned, subject to community property laws where applicable.  As of April 10, 2014, we had 121,491,380 shares of Common Stock issued and outstanding.

Unless otherwise indicated, the address of each person named in the table below is c/o Platform Specialty Products Corporation, 5200 Blue Lagoon Drive, Suite 855, Miami, Florida 33126, United States.

	Shares Beneficially Owned
Beneficial Owner	Number		%
5% Stockholders:
Berggruen Acquisition Holdings IV Ltd.(1)	6,457,142	(2)	5.3%
Blue Ridge Limited Partnership(3)	16,000,000	(4)	13.1%
Mariposa Acquisition, LLC(5)	7,257,142	(6)	5.9%
Pershing Square Capital Management, L.P.(7)	33,333,332	(8)	27.4%
Stanhope Investments(9)	21,524,751	(10)	17.7%

Executive Officers, Directors and Covered Persons:
Martin E. Franklin	7,257,142	(6)	5.9%
Daniel H. Leever	878,762	(11)	*
Frank J. Monteiro	13,329	(11)	*
Ian G.H. Ashken	—	(12)	—
Nicolas Berggruen	—	(13)	—
Michael F. Goss	95,238	(14)	*
Ryan Israel	—	(15)	—
E. Stanley O’Neal	190,476	(16)	*
John L. Cordani	—	(17)	—
All executive officers, covered persons and directors as a group (9 persons):	8,434,947	(18)	6.9%

*	Represents beneficial ownership of less than one percent (1%) of our outstanding shares of Common Stock.
(1)	The address of Berggruen Acquisition Holdings IV Ltd. is c/o Berggruen Holdings Inc., 1114 Avenue of the Americas, 41st Floor, New York, New York 10036.
(2)
As of March 31, 2014, this number includes (i) 5,517,142 shares of our Common Stock and (ii) 940,000 shares of Platform Series A Preferred Stock, which are convertible at any time at the option of the holder into shares of our Common Stock on a one-for-one basis. These shares are held by Berggruen Acquisition Holdings IV Ltd., a British Virgin Islands business company. Mr. Berggruen is the president and one of three directors of Berggruen Acquisition Holdings IV Ltd. Berggruen Acquisition Holdings IV Ltd. is the direct subsidiary of Berggruen Holdings Ltd, a British Virgin Islands business company. All of the shares of Berggruen Holdings Ltd. are owned by the Nicolas Berggruen Charitable Trust, a British Virgin Islands trust. The trustee of the Nicolas Berggruen Charitable Trust is Maitland Trustees Limited, a British Virgin Islands corporation acting as an institutional trustee in the ordinary course of business without the purpose or effect of changing or influencing control of Platform. Mr. Berggruen does not have any pecuniary or beneficial ownership of such shares.

(3)
The address of each of Blue Ridge Limited Partnership, Blue Ridge Capital, L.L.C and Mr. John A. Griffin is 660 Madison Ave., 20th Floor, New York, New York 10065. The address of Blue Ridge Offshore Master Limited Partnership is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.

(4)
Based on a Schedule 13G filed by Blue Ridge Limited Partnership, Blue Ridge Capital, L.L.C, Blue Ridge Offshore Master Limited Partnership and John A. Griffin on February 3, 2014. Blue Ridge Limited Partnership has shared voting and dispositive power over 5,188,469 shares of Common Stock. Blue Ridge Capital, L.L.C has shared voting and dispositive power over 8,000,000 shares of Common Stock.  Blue Ridge Offshore Master Limited Partnership has shared voting and dispositive power over 2,811,531 shares of Common Stock. Mr. Griffin shares voting and dispositive power over the Common Stock held by Blue Ridge Limited Partnership and Blue Ridge Offshore Master Limited Partnership.

(5)	The address of Mariposa Acquisition, LLC is 5200 Blue Lagoon Drive, Suite 855, Miami, Florida 33126.
(6)
Based on a Schedule 13D/A filed by Mariposa Acquisition, LLC, on March 14, 2014. This number includes (i) 6,197,142 shares of Common Stock and (ii) 1,060,000 shares of Platform Series A Preferred Stock, which are convertible at any time at the option of the holder into shares of Common Stock on a one-for-one basis.  Martin E. Franklin holds sole voting and investment power over such shares.  Martin E. Franklin owns or controls, directly or indirectly, 61.32% of Mariposa Acquisition, LLC representing 3,800,087 shares of Common Stock and 649,992 shares of Platform Series A Preferred Stock. Martin E. Franklin disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7)	The address of Pershing Square is 888 Seventh Avenue, 42nd Floor, New York, New York, 10019.
(8)	Based on a Schedule 13G filed by Pershing Square on January 24, 2014 and a Form 3 filed by Pershing Square, PS Management GP, LLC and William A. Ackman on January 24, 2014.
(9)	The address of Stanhope Investments is 190 Elgin Avenue, Grand Cayman, E9 KY1-9005.
(10)	Based on a Form 4 filed by Stanhope Investments on March 20, 2014.
(11)
Does not include 7,468,466 and 283,117 shares of our Common Stock issuable to Daniel H. Leever and Frank J. Monteiro, respectively, in exchange for shares of PDH Common Stock, at the option of the holder, at any time after the earlier of October 31, 2014 or a change of control of Platform.

(12)	Does not include any indirect interest held by Mariposa Acquisition, LLC.
(13)
Based on a Form 3 filed by Nicolas Berggruen on January 24, 2014. Does not include any beneficial ownership reported by Berggruen Acquisition Holdings IV Ltd. Mr. Berggruen does not have any pecuniary or beneficial ownership of shares reported by Berggruen Acquisition Holdings IV Ltd.

(14)
Represents shares of Common Stock held by The Michael F Goss 2012 GST Non-Exempt Irrevocable Family Trust, Michael F Goss & R Bradford Malt Trustees U/Inst Dtd 9/27/2012 (the “Trust”). Mr. Goss is a trustee of the Trust and disclaims beneficial ownership.  Does not include 4,621 restricted stock units granted to Mr. Goss on March 6, 2014, which will vest on the date of the 2014 Annual Meeting. Each restricted stock unit represents a contingent right to receive one share of Common Stock.

(15)	Does not include any beneficial ownership reported by Pershing Square, PS Management GP, LLP or William A. Ackman. No securities are beneficially owned by Mr. Israel.
(16)
Does not include 4,621 restricted stock units granted to Mr. O’Neal on March 6, 2014, which will vest on the date of the 2014 Annual Meeting. Each restricted stock unit represents a contingent right to receive one share of our Common Stock.

(17)
Does not include 69,246 shares of our Common Stock issuable to John L. Cordani in exchange for shares of PDH Common Stock, at the option of the holder, at any time after the earlier of October 31, 2014 or a change of control of Platform.

(18)	This amount includes an aggregate of 1,060,000 shares of Common Stock issuable upon conversion of Platform Series A Preferred Stock.

V.	PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2014 FISCAL YEAR

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP to continue to serve as our independent registered public accounting firm for the 2014 fiscal year.  PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since December 10, 2013.

In the event our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, such appointment may be reconsidered by the Audit Committee. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the 2014 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of PricewaterhouseCoopers LLP for the 2014 fiscal year.

We expect a representative of PricewaterhouseCoopers LLP to attend the 2014 Annual Meeting.  The representative will have an opportunity to make a statement if he or she desires, and will also be available to respond to appropriate questions.

Change in Platform’s Certifying Accountant

(a)	Previous Independent Registered Public Accounting Firm

(i)	In conjunction with our domestication into Delaware on January 15, 2014, PricewaterhouseCoopers LLP (United Kingdom) resigned as our independent registered public accounting firm.

(ii)
The report of PricewaterhouseCoopers LLP (United Kingdom) on the financial statements for the period from April 23, 2013 (date of our inception) to June 30, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)
During the period from April 23, 2013 (date of our inception) to June 30, 2013 and the subsequent interim period through January 15, 2014, there have been no disagreements with PricewaterhouseCoopers LLP (United Kingdom) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP (United Kingdom), would have caused them to make reference thereto in their reports on the financial statements for such periods.

(iv)
During the period from April 23, 2013 (date of our inception) to June 30, 2013 and the subsequent interim period through January 15, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v)
We requested that PricewaterhouseCoopers LLP (United Kingdom) furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter, dated January 15, 2014, was filed as Exhibit 16.1 to our Registration Statement on Form S-4 filed with the SEC on December 11, 2013.

(b)
New Independent Registered Public Accounting Firm

We engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm as of December 10, 2013. During the period from April 23, 2013 (date of our inception) to June 30, 2013 and the subsequent interim period through December 10, 2013, we have not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that PricewaterhouseCoopers LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees Billed to Platform by its Independent Registered Public Accounting Firms during Fiscal Year 2013

We were billed for professional services provided from April 23, 2013 (date of our inception) through the end of fiscal year 2013 by PricewaterhouseCoopers LLP (United Kingdom) and PricewaterhouseCoopers LLP (collectively, “PWC”) in the amounts set forth in the following table.  In addition, prior to October 31, 2013, KPMG LLP (“KPMG”) served as the independent registered public accounting firm of MacDermid and were paid the fees set forth below:

Services Provided	2013 (PWC)	2013 (KPMG)
Audit Fees (1)	$788,302	$1,946,335
Audit-Related Fees(2)	1,151,700	—
Tax Fees (3)	19,709	252,874
All Other Fees(4)	40,000	—
Total	$1,999,711	$2,199,209

(1)
These professional services included fees associated with the filing of our Registration Statement on Form S-4. With respect to KPMG, these services also included fees associated with an audit as of October 31, 2013 and certain fees paid for by MacDermid prior to the MacDermid Acquisition.

(2)	These professional services included fees associated with due diligence services provided by PWC.

(3)	These professional services included fees associated with tax compliance and tax advice.

(4)	These professional services included fees associated with out-of-pocket expenses.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee’s policy requires that the Audit Committee preapprove all auditing services and permitted non-audit services to be performed by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit.  Either the Chairman of the Audit Committee acting alone or the other two members acting jointly may grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee or the Board of Directors at its next scheduled meeting.

Consistent with these policies and procedures, the Audit Committee has approved all of the services rendered by PricewaterhouseCoopers LLP (United Kingdom) and PricewaterhouseCoopers LLP during fiscal year 2013, as described above.

Audit Committee Report

The Audit Committee oversees the accounting and financial reporting processes of Platform on behalf of the Board of Directors.  Management has primary responsibility for Platform’s financial statements, financial reporting process and internal controls over financial reporting.  The independent auditors are responsible for performing an independent audit of Platform’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and evaluating the effectiveness of internal controls and issuing reports thereon.  The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of Platform, including Platform’s internal controls over financial reporting and the audits of the financial statements of Platform.

During the last quarter of 2013 and the first quarter of 2014, the Audit Committee regularly met and held discussions with management and the independent auditors.  In the discussions related to Platform’s financial statements for fiscal year 2013, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles.  The Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for fiscal year 2013 and management’s evaluation of the effectiveness of the design and operation of disclosure controls and procedures.  Due to a transition period established by the rules of the SEC for newly public companies, Platform’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 did not include a report of management’s assessment regarding internal control over financial reporting or an attestation report of its independent auditors. In addition, since Platform is an “emerging growth company,” as defined under the JOBS Act, and is subject to reduced public company reporting requirements, Platform is not required to have the effectiveness of its internal control over financial reporting audited by its independent auditors for as long as it is deemed to be an emerging growth company.

In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the PCAOB, including Auditing Standard No. 16, “Communications with Audit Committees”, adopted by the PCAOB, as amended and the rules of the SEC.  In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.  In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of Platform’s financial statements for fiscal year 2013 is compatible with maintaining the independent auditors’ independence.  The Audit Committee’s policy requires that the Audit Committee approve any audit or permitted non-audit service proposed to be performed by its independent auditors in advance of the performance of such service.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2013 be included in Platform’s Annual Report on Form 10-K for filing with the SEC.

See the portion of this Proxy Statement titled “Corporate Governance - Board Committees” for information on the Audit Committee’s meetings in 2013.

The Audit Committee

Michael F. Goss
Ian G.H. Ashken
Ryan Israel

April [__], 2014

RECOMMENDATION OF THE BOARD OF DIRECTORS

PLATFORM’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

VI.	PROPOSAL 3 – APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

At the 2014 Annual Meeting, we will ask our stockholders to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock. On April [__], 2014, the Board of Directors has approved a proposal to amend Platform’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000. The number of authorized shares of preferred stock will remain the same at 5,000,000 shares. On April 10, 2014, there were 121,491,380 shares of our Common Stock issued and outstanding, and 26,567,836 shares of our Common Stock reserved. Accordingly, approximately 51,940,784 shares of the total number of Common Stock currently authorized remain available for issuance or may be reserved for issuance.

Form of the Amendment

The proposed amendment (the “Amendment”) would amend and restate Article FOURTH, Section A.1. of our Certificate of Incorporation to read in its entirety as follows:

“1. Capital Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is four hundred five million (405,000,000) shares, divided into: (1) four hundred million (400,000,000) shares, par value $0.01 per share, of common stock (the “Common Stock”); and (ii) five million (5,000,000) shares, par value $0.01 per share, of preferred stock (the “Preferred Stock”), of which two million (2,000,000) shares are designated as “Series A Preferred Stock” (the “Series A Preferred Stock”).”

The only changes that would be made to the first paragraph of Article FOURTH, as currently in effect, would be to increase the total number of shares of Common Stock that we may issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from two hundred and five million (205,000,000) shares to four hundred and five million (405,000,000) shares.

Purpose of the Amendment

The Board of Directors believes it is in the best interest of Platform to increase the number of authorized shares of our Common Stock in order to give Platform greater flexibility in considering and planning for future general corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of Common Stock will enable Platform to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company.

Platform has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of additional shares of Common Stock from the additional two hundred million shares to be authorized herein. The authorized but unissued shares will only be issued at the direction of the board of directors, and upon separate shareholder approval if and as required by applicable law and NYSE regulation.

Rights of Additional Authorized Shares

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Amendment will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Adverse Effects of the Amendment

 Adoption of the Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of Platform’s existing stockholders. The Board of Directors has no current plan to issue shares from the additional authorized shares provided by the Amendment. However, any future issuance of additional authorized shares of our Common Stock, at the future direction of the Board of Directors and upon the approval of shareholders, if and as required by applicable law and NYSE regulation, may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the general corporate purposes mentioned above, an increase in the number of authorized shares of Common Stock may make it more difficult to, or discourage an attempt to, obtain control of Platform by means of a takeover bid that the Board of Directors determines is not in the best interest of Platform and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of Platform.

Effectiveness of Amendment

If the Amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

RECOMMENDATION OF THE BOARD OF DIRECTORS

PLATFORM’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

VII.	PROPOSAL 4 – APPROVE AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

At the 2014 Annual Meeting, we will ask our stockholders to approve our Amended and Restated 2013 Incentive Compensation Plan.  On October 31, 2013, our Board of Directors approved the Platform Specialty Products Corporation 2013 Incentive Compensation Plan, which was amended and restated on December 16, 2013. On December 16, 2013, our Board approved the Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan hereinafter referred to as our “2013 Plan.”

A copy of the 2013 Plan is attached hereto as Appendix A and is hereby incorporated into this Proxy Statement by reference. The following summary of key provisions of the 2013 Plan, as well as the other summaries and descriptions relating to the 2013 Plan contained elsewhere in this Proposal 4, are each qualified in their entirety by reference to the full text of the 2013 Plan. Any capitalized terms used in this summary, but not defined shall have the meanings ascribed to them in the 2013 Plan, unless otherwise expressly stated.

Purpose. The purpose of our 2013 Plan is to assist us and our subsidiaries and other designated affiliates, which we refer to as “Related Entities”, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us or our Related Entities, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of stockholder value.

Administration.  Our 2013 Plan is to be administered by a committee designated by our Board of Directors consisting of not less than two directors, hereinafter referred to as the ‘‘Committee”; provided, however, that except as otherwise expressly provided in the Plan, our Board of Directors may exercise any power or authority granted to the Committee under our 2013 Plan.  From and after the date on which we are a publicly held corporation (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)), the Committee will consist solely of independent directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Code and intend for awards to be treated as performance-based compensation for purposes of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Code.

Subject to the terms of our 2013 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2013 Plan, construe and interpret the 2013 Plan and award agreements, and correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of our 2013 Plan.

Eligibility.  The persons eligible to receive awards under our 2013 Plan are the officers, directors, employees, consultants and other persons who provide services to us or any Related Entity.  An employee on leave of absence may be considered as still in the employ of us or a Related Entity for purposes of eligibility for participation in our 2013 Plan.

As of April 7, 2014, Platform estimates that approximately 2 officers, 6 directors, 1892 employees and 0 consultant will be eligible to participate in the 2013 Plan.

Types of Awards.  Our 2013 Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards.  Performance awards may be based on the achievement of certain business or personal criteria or goals, as determined by the Committee.

Shares Available for Awards; Annual Per-Person Limitations.  The total number of shares of our Common Stock that may be subject to the granting of awards under our 2013 Plan is equal to 15,500,000 shares, of which 15,145,950 are currently available.  The foregoing limit shall be increased by the number of shares with respect to which awards granted under our 2013 Plan are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.  Awards issued in substitution for awards previously granted by a company acquired by us or a Related Entity, or with which we or any Related Entity combines, do not reduce the limit on grants of awards under our 2013 Plan.

In addition, our 2013 Plan imposes individual limitations on the amount of certain awards.  Under these limitations, during any 12-month period, the number of stock options and stock appreciation rights granted to any one participant under the 2013 Plan may not exceed 3,100,000 shares of common stock, and the number of shares of restricted stock, restricted stock units, performance shares and other stock based-awards granted to any one participant under the 2013 Plan may not exceed 3,100,000 shares of common stock, in each case subject to adjustment in certain circumstances.  The maximum amount that may be paid out as performance units in any 12-month period is $2,000,000 (pro-rated for any period less than 12 months), and with respect to any performance period longer than 12 months, the maximum amount is $4,000,000.

The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the shares of common stock so that an adjustment is appropriate.  The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Description of Awards

Stock Options and Stock Appreciation Rights.  The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the stock appreciation right.  The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee, but must not be less than the fair market value of a share of common stock on the date of grant.  For purposes of the 2013 Plan, the term “fair market value” means the fair market value of a share of common stock or other property as determined by the Committee or under procedures established by the Committee.  Unless otherwise determined by the Committee, the fair market value of a share of common stock as of any given date shall be the closing sales price per share of our common stock as reported on the principal stock exchange or market on which the shares of common stock are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.  The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or other service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years.  Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Committee.  The Committee, thus, may permit the exercise price of options awarded under the Plan to be paid in cash, shares (including the withholding of shares otherwise deliverable pursuant to the award), other awards or other property (including loans to participants).  Options may be exercised by payment of the exercise price in cash, shares of common stock or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units.  Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose.  A participant granted restricted stock generally has all of the rights of a stockholder of Platform, unless otherwise determined by the Committee.  An award of restricted stock units confers upon a participant the right to receive shares of common stock, cash equal to the fair market value of a specified number of shares of common stock, or a combination thereof, as determined by the Committee, at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose.  Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.  The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments.  Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations.  The Committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our  obligations to pay cash under our 2013 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards.  The Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock.  The Committee determines the terms and conditions of such awards.

Performance Awards.  The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee.  The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award; provided however, that a performance period cannot be shorter than 12 months or longer than 5 years.  Performance awards may be valued by reference to a designated number of shares of common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units).  Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the Committee.  Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by the company under Section 162(m) of the Code.  For purposes of Section 162(m), the term “covered employee” means a company’s chief executive officer and each other person whose compensation is required to be disclosed in such company’s filings with the SEC by reason of that person being among the three highest compensated officers of such company as of the end of a taxable year (other than the chief financial offer).  If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not our Board of Directors.

If and to the extent that the Committee determines that these provisions of the 2013 Plan are to be applicable to any award, one or more of the following business criteria for Platform, on a consolidated basis, and/or for Related Entities, or for business or geographical units of Platform and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for awards under the 2013 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; net operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of Platform; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and (18) fair market value of a share of common stock.  Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to Platform.  The Committee shall exclude the impact of an event or occurrence, or otherwise make adjustments to the performance goals, which the Committee determines should appropriately be excluded, or made to avoid unanticipated results or to otherwise insure that the results are determined in a manner consistent with the intention of the Committee at the time it established the goals, including, without limitation, exclusions or adjustments for (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) a change in accounting standards required by generally accepted accounting principles or (iii) such other exclusions or adjustments that the Committee specifies at the time an award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards.  Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the Committee.  The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles.  The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.  Awards granted under our 2013 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under our 2013 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law.  The Committee may, however, grant awards in exchange for other awards under our 2013 Plan, awards under other Platform plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control.  The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and, if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur in the case of a “change in control” of Platform, as defined in our 2013 Plan.  In addition, the Committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment and Termination.  Our Board of Directors may amend, alter, suspend, discontinue or terminate our 2013 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our shares of common stock are then listed or quoted.  Thus, stockholder approval may not necessarily be required for every amendment to our 2013 Plan.  Our 2013 Plan will terminate at the earliest of (1) such time as no shares of common stock remain available for issuance under our 2013 Plan, (2) termination of our 2013 Plan by our Board of Directors or (3) the tenth anniversary of the effective date of the 2013 Plan.  Awards outstanding upon expiration of our 2013 Plan shall remain in effect until they have been exercised or terminated or have expired.

Federal Income Tax Consequences of Awards.  The 2013 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.  An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2013 Plan. On exercise of a nonqualified stock option granted under the 2013 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of Platform’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Platform generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for Platform and is reasonable in amount, and either the employee includes that amount in income or Platform timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.  Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an Incentive Stock Option (“ISO”). In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for this year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Platform is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Platform is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for Platform and is reasonable in amount, and either the employee includes that amount in income or Platform timely satisfies its reporting requirements with respect to that amount.

Stock Awards.  Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2013 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the stock on the date the stock award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2013 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Platform generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for Platform, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or Platform timely satisfies its reporting requirements with respect to that amount.

RSUs, Performance Shares, Performance Cash and Performance Units. The recipient of a performance share, performance cash, performance unit or Restricted Stock Unit (“RSU”) that provides for the payment of cash or the delivery of shares at a future date, will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the payment of cash or the delivery of shares is actually made.

Platform will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the performance share, performance cash, performance unit or RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the stock is received. Upon the disposition of any such stock received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights. Platform may grant Stock Appreciation Rights (“SARs”) separate from any other award, which we refer to as “Stand-Alone SARs,” or Tandem SARs, under the 2013 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to Platform upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, Platform generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.  Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. Platform generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.  Section 162(m) of the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to participants under the 2013 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million. However, the Committee may, in its discretion, grant awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that awards under the 2013 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code.  The 2013 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2013 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.

New Plan Benefits.  A new plan benefits table for the 2013 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2013 Plan if the 2013 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2013 Plan will be made at the Compensation Committee’s discretion. Therefore, the benefits and amounts that will be received or allocated under the 2013 Plan are not determinable at this time.

RECOMMENDATION OF THE BOARD OF DIRECTORS

PLATFORM’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN.

VIII.         PROPOSAL 5 – APPROVE 2014 EMPLOYEE STOCK PURCHASE PLAN

Platform seeks stockholder approval of the Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan (the “ESPP”).  Effective March 6, 2014, our Board adopted the ESPP, subject to approval by our stockholders within 12 months. If stockholder approval is not obtained, then the ESPP and any grants made thereunder will immediately terminate and be null and void.

A copy of the ESPP is attached hereto as Appendix B and is hereby incorporated into this Proxy Statement by reference. The following summary of key provisions of the ESPP, as well as the other summaries and descriptions relating to the ESPP contained elsewhere in this Proposal 5, are each qualified in their entirety by reference to the full text of the ESPP. Any capitalized terms used in this summary, but not defined shall have the meanings ascribed to them in the ESPP, unless otherwise expressly stated.

Purpose of the ESPP.  The purpose of the ESPP is (i) to provide eligible employees, Platform and any subsidiary or affiliate that has been designated by the administrator to participate in the plan and who wish to become stockholders of Platform a convenient method of doing so, (ii) to encourage employees to work in the best interests of Platform’s stockholders, (iii) to support recruitment and retention of qualified employees, and (iv) to provide employees an advantageous means of accumulating long-term investments.  It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and Platform.

Structure of the ESPP. The ESPP includes a sub-plan (the “Statutory Plan”) designed to permit offerings of grants to employees of certain designated subsidiaries where such offerings are intended to satisfy the requirements of Section 423 of the Code (although Platform makes no undertaking nor representation to obtain or maintain qualification under Section 423 of the Code for any subsidiary, individual, offering or grant) and also separate sub-plans (the “Non-Statutory Plans”) which permit offerings of grants to employees of certain designated subsidiaries and affiliates which are not intended to satisfy the requirements of Section 423 of the Code.  The administrator of the ESPP is authorized to make changes to the features of the ESPP with respect to any Non-Statutory Plan as may be necessary or appropriate to achieve a desired tax treatment in any foreign jurisdiction or to comply with the laws applicable to any subsidiaries or affiliates.  Therefore, the following is a summary of the principal features of the Statutory Plan and all references to the “ESPP” hereinafter will only refer to the Statutory Plan.  This summary does not purport to be a complete description of all of the provisions of the ESPP, and is qualified in its entirety by reference to the full text of the ESPP.

ESPP Terms. The ESPP permits employees of Platform and its designated subsidiaries, which we each refer to  as a “Participating Company,” to purchase Common Stock at a discount equal to 85% of the lesser of (i) the market value of the shares on the offering date of such offering and (ii) the market value of the shares on the purchase date of such offering, subject to limits set by the Code and the ESPP.  Sales of shares under the ESPP are generally made pursuant to offerings that are intended to satisfy the requirements of Section 423 of the Code.

Administration. The ESPP is administered by the Compensation Committee of the Board.  Subject to the provisions of the ESPP, the administrator of the ESPP has full authority and discretion to adopt, administer and interpret such rules and regulations as it deems necessary to administer the ESPP, and its decisions are final and binding upon all participants.  In all cases, the ESPP is required to be administered in such a manner so as to comply with applicable requirements of Rule 16b-3 of the Exchange Act and Section 423 of the Code.

Eligibility and Participation. The ESPP allows employees of the Participating Companies on one or more offering dates and who do not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Platform or of a “parent corporation” or “subsidiary corporation” within the meaning of Sections 423(b)(3) and 424(d) of the Code, to participate in the ESPP.  Notwithstanding, employees of a Participating Company who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the ESPP if: (i) the grant of an option under the ESPP to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the ESPP to violate the requirements of Section 423 of the Code.

As of April 7, 2014, Platform estimates that approximately 500 persons will be eligible to participate in the ESPP.

ESPP participants may authorize payroll deductions of at least $60 but no more than $10,000 of the participant’s base pay, inclusive of any employer-paid leave, overtime, cash bonuses, and commissions for such calendar year, to be applied toward the purchase of Platform’s common stock.  A participant may elect, at any time during an offering, to (i) increase or decrease the amount to be withheld from his or her compensation under the ESPP, or (ii) discontinue payroll contributions, by completing and filing with Platform an amended enrollment agreement authorizing the increase, decrease or cessation of payroll deductions. An amended enrollment agreement shall remain in effect until the participant changes such enrollment agreement in accordance with the terms of the ESPP.  The administrator of the ESPP may, from time to time, establish (i) limitations on the frequency and/or number of any permitted changes in the amount withheld during an offering, (ii) payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in Platform’s processing of properly completed withholding elections, and (iii) such other limitations or procedures as deemed advisable by the administrator of the ESPP in its sole discretion that are consistent with the ESPP and in accordance with the requirements of Code Section 423.

Shares Available for Issuance.  5,178,815 shares of Common Stock will be reserved for issuance under the ESPP.

Offerings. The ESPP provides for separate calendar quarter offerings, commencing on March 6, June 1, September 1 and December 1 of each year; provided, however, that the initial offering period shall be from the date of shareholder approval of the ESPP through August 31, 2014.  Notwithstanding the foregoing, the administrator of the ESPP may establish (i) a different term for one or more future offerings and (ii) different commencing and ending dates for such offerings; provided, however, that in no event shall any offering exceed 27 months.  In the event the first or the last day of an offering is not a regular business day, then the first day of the offering shall be deemed to be the next regular business day and the last day of the offering shall be deemed to be the last preceding regular business day.

Payroll Deductions, Purchase Price, and Shares Purchased. An employee must authorize a payroll deduction before the start of an offering in order to participate in that offering. On the last business day of the offering, the employee will be deemed to have exercised the option to purchase as many shares as the employee’s payroll deduction will allow at the option price, up to 500 shares in any single offering. The purchase price is equal to eighty five percent (85%) of the lesser of (i) the market value of the shares on the offering date of such offering and (ii) the market value of the shares on the purchase date of such offering. The closing price of our Common Stock, as reported on the NYSE on April [_], 2014, was $[_]. No employee will be permitted to purchase any shares under the ESPP (i) if such employee, immediately after such purchase, owns shares possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Platform or its parent or subsidiary corporations or (ii) to the extent that his or her rights to purchase stock under all of Platform’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such purchase right is granted) for each calendar year in which the purchase right is outstanding.

Withdrawal and Termination of Employment. An employee may withdraw from an offering, in whole but not in part, at any time during the offering for which such withdrawal is to be effective, or by any other date specified by the administrator of the ESPP for a future offering. Upon withdrawal, the amount in the employee’s account will be refunded. An employee who has withdrawn from or suspended participation in an offering may not participate again in that same offering. In order to participate in a subsequent offering, the participant must re-enroll in the ESPP in accordance with the ESPP’s enrollment procedures. Upon termination of employment for any reason, the employee’s participation in the ESPP will immediately terminate and the payroll deductions credited to the employee’s account will be returned to him or her and such employee’s option will automatically terminate.

Transferability. No participant is permitted to sell, assign, transfer, pledge, encumber or otherwise dispose of either the payroll deductions credited to his or her account or an option or any rights granted under the ESPP other than by will or the laws of descent and distribution. During the participant’s lifetime, only the participant can make decisions regarding the participation in or withdrawal from an offering under the ESPP.

Adjustments upon Changes in Capitalization. In the event of any change in the structure of Common Stock, such as a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation offerings of rights, or other similar event, the administrator of the ESPP shall make an appropriate adjustment in the number, kind, and price of shares available for purchase under the ESPP, and in the number of shares an employee is entitled to purchase including, without limitation, closing an offering early and permitting purchase on the last business day of the reduced offering period, or terminating an offering and refunding participants’ account balances.

Amendment and Termination of the ESPP. The Board may amend the ESPP in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which options may be granted under the ESPP, except as provided above in the event of any change in the structure of Platform’s common stock, (ii) modify the class of employees eligible to receive options, or (iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided below, no amendment to the ESPP will make any change in any option previously granted which adversely affects the rights of any participant.

The ESPP will continue in effect for ten years after the date of its adoption by the Board.  Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the ESPP. During any period of suspension or upon termination of the ESPP, no options shall be granted.

Except as provided above in the event of any change in the structure of Common Stock, no such termination of the ESPP may affect options previously granted, provided that the ESPP or an offering may be terminated by the Board on a purchase date or by the Board’s setting a new purchase date with respect to an offering then in progress if the Board determines that termination of the ESPP and/or the offering is in the best interests of Platform and the stockholders or if continuation of the ESPP and/or the offering would cause Platform to incur adverse accounting charges as a result of a change after the effective date of the ESPP in the generally accepted accounting rules applicable to the ESPP.

Change of Control, Dissolution or Liquidation of Platform. In the event of a change of control of Platform (as defined in the ESPP), each outstanding option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”).  In the event that the Successor Company refuses to assume or substitute for the option, any offering then in progress shall be shortened by setting a new purchase date. The new purchase date shall be a specified date before the date of the change of control. The administrator of the ESPP will notify each participant in writing, prior to the new purchase date, that the purchase date for the participant’s option has been changed to the new purchase date and that the participant’s option shall be exercised automatically on the new purchase date, unless prior to such date the participant has withdrawn from an offering then in progress or the ESPP.

In the event of the proposed dissolution or liquidation of Platform, the offering then in progress shall be shortened by setting a new purchase date and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new purchase date will be a specified date before the date of Platform’s proposed dissolution or liquidation. The administrator of the ESPP will notify each participant in writing, prior to the new purchase date, that the purchase date for the participant’s option has been changed to the new purchase date and that the participant’s option shall be exercised automatically on the new purchase date, unless prior to such date the participant has withdrawn from an offering then in progress or the ESPP.

Federal Income Tax Consequences. The following discussion is a summary of the general U.S. federal income tax rules applicable to purchases offered by Platform and certain of its designated subsidiaries under the ESPP offerings that are intended to comply with Section 423 of the Code. Employees should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.  The ESPP and the right of participants to make purchases under it are intended to qualify under the provisions of Code Sections 421 and 423. Under those provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. However, a participant may become liable for tax upon dispositions of shares acquired under the ESPP, and the tax consequences will depend on how long a participant has held the shares prior to disposition.  If the shares are disposed of (i) more than two years after the date of the beginning of the offering period and (ii) more than one year after the stock is purchased in accordance with the ESPP (or if the employee dies while holding the shares), the following tax consequences will apply. The lesser of (i) the excess of fair market value of the shares at the time of such disposition over the purchase price of the shares (the “option price”), or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the offering date) will be taxed as ordinary income to the participant.  Any further gain upon disposition generally will be taxed at long-term capital gain rates. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a long-term capital loss equal to the difference. If an employee holds the shares for the holding periods described above, no deduction in respect of the disposition of such shares will be allowed to Platform.

If the shares are sold or disposed of (including by way of gift) before the expiration of either the two year or the one year holding periods described above, the following tax consequences will apply.  The amount by which the fair market value of the shares on the date the option is exercised (which is the last business day of the offering period and which is hereafter referred to as the “termination date”) exceeds the option price will be taxed as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made.  The balance of any gain will be taxed as capital gain and will qualify for long-term capital gain treatment if the shares have been held for more than one year following the exercise of the option. If the shares are sold for an amount that is less than their fair market value as of the termination date, the participant recognizes ordinary income equal to the excess of the fair market value of the shares on the termination date over the option price, and the participant may recognize a capital loss equal to the difference between the sales price and the value of such shares on the termination date. Platform, in the event of an early disposition, will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing employee. Currently, Platform is not required to withhold employment or income taxes upon the exercise of options under plans qualifying under Code Sections 421 and 423.

New Plan Benefits. The amounts of future purchases under the ESPP are not determinable because participation is voluntary, participation levels depend on each participant’s elections and the restrictions of Code Section 423 and the ESPP, and the per-share purchase price depends on the future value of our Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

PLATFORM’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE 2014 EMPLOYEE STOCK PURCHASE PLAN.

IX.           OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file reports with the SEC relating to their Common Stock ownership and changes in such ownership. Platform’s Registration Statement on Form S-4 was declared effective on January 22, 2014. Platform did not have any equity securities registered pursuant to Section 12 of the Exchange Act during the fiscal year ended December 31, 2013 or in prior fiscal years. Consequently, our directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities were not required to file such reports during the fiscal year ended December 31, 2013.

Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

In order to submit stockholder proposals to be considered for inclusion in the Company’s proxy statement, notice of annual meeting and proxy for our 2015 annual meeting of stockholders pursuant to SEC Rule 14a-8, materials must be received by the Corporate Secretary at the Company’s principal office in Waterbury, Connecticut, no later than [___], 2014.

The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Corporate Secretary, Platform Specialty Products Corporation, 245 Freight Street, Connecticut 06702, United States. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

The Company’s Amended and Restated By-laws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before our 2015 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Corporate Secretary at the Company’s principal office in Waterbury, Connecticut (see above), not less than 90 or more than 120 days prior to the first anniversary of the date of the 2014 Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company’s Amended and Restated By-laws (and not pursuant to Exchange Act Rule 14a-8) must be received no earlier than February 12, 2015, and no later than March 14, 2015. All director nominations and stockholder proposals must comply with the requirements of the Company’s Amended and Restated By-laws, a copy of which may be obtained at no cost from the Corporate Secretary of the Company.

Other than the five items of business described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the 2014 Annual Meeting. If you grant a proxy, the persons named as proxy holders on the Proxy Card will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2014 Annual Meeting. If, for any unforeseen reason, any one or more of the Company’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

List of Stockholders Entitled to Vote at the 2014 Annual Meeting

The names of stockholders of record entitled to vote at the 2014 Annual Meeting will be available at the Company’s principal office in Waterbury, Connecticut, for a period of ten (10) days prior to the 2014 Annual Meeting and continuing through the 2014 Annual Meeting.

Expenses Relating to this Proxy Solicitation

This proxy solicitation is being made by Platform and Platform will pay all expenses relating to this proxy solicitation.  In addition to this solicitation by mail, our officers, directors and employees may solicit proxies by telephone, personal call or electronic transmission without extra compensation for that activity.  We also expect to reimburse our transfer agent, banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our Common Stock and obtaining the proxies of those owners.

Communication with Platform’s Board of Directors

Any stockholder or other interested party who desires to contact any member of the Board of Directors (or our Board of Directors as a group) may do so in writing to the following address:

Corporate Secretary
Platform Specialty Products Corporation
245 Freight Street
Waterbury, Connecticut 06702
United States

Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.

Available Information

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of this Proxy Statement, our 2013 Annual Report and our annual report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC, including the financial statements and schedule thereto, but not the exhibits.  In addition, our annual report on Form 10-K is available, free of charge, through the Investor Relations – Financials & Filings section of our internet website at www.platformspecialtyproducts.com.  A request for a copy of such annual report should be directed to Platform Specialty Products Corporation, 245 Freight Street, Waterbury, Connecticut 06702, Attention: Investor Relations, Telephone: (203) 575-5850.  A copy of any exhibit to our annual report on Form 10-K will be forwarded following receipt of a written request with respect thereto addressed to our Investor Relations department.

In addition, copies of the charters of each of the Audit Committee, Compensation Committee and Nominating and Policies Committee, together with certain other corporate governance materials, including our Business Conduct and Ethics Policy and Code of Ethics for Senior Financial Officers, can be found under the Investor Relations – Corporate Governance section of our website at www.platformspecialtyproducts.com and such information is also available in print to any stockholder who requests it through our Investor Relations department at Platform Specialty Products Corporation, 245 Freight Street, Waterbury, Connecticut 06702, Telephone: (203) 575-5850.

Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act, including the compensation disclosures required of an “emerging growth company,” as such term is defined in the JOBS Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year during which we had total annual gross revenues of $1 billion or more, (ii) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our Common Stock pursuant to an effective registration statement, (iii) the date on which we have during the previous 3-year period, issued more than $1 billion in non-convertible debt, or (iv) the date on which we are deemed a “large accelerated issuer” as defined under the federal securities laws.

APPENDIX A

PLATFORM SPECIALTY PRODUCTS CORPORATION
AMENDED AND RESTATED
2013 INCENTIVE COMPENSATION PLAN

1.	Purpose	2

2.	Definitions	2

3.	Administration.	6

4.	Shares Subject to Plan.	7

5.	Eligibility; Per-Person Award Limitations	8

6.	Specific Terms of Awards.	8

7.	Certain Provisions Applicable to Awards.	12

8.	Code Section 162(m) Provisions.	14

9.	Change in Control.	15

10.	General Provisions.	17

PLATFORM SPECIALTY PRODUCTS CORPORATION
AMENDED AND RESTATED
2013 INCENTIVE COMPENSATION PLAN

1. Purpose.  The purpose of this PLATFORM SPECIALTY PRODUCTS CORPORATION AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Platform Specialty Products Corporation, a company organized under the laws of the State of Delaware (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof.  If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)  “Board” means the Company's Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity.  The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

2

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee.  In the event that the Company is a Publicly Held Corporation (as hereinafter defined), then the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of  Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j)  “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director), including an independent contractor, who is engaged by the Company or any Related Entity to render consulting, advisory or other services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Director” means a member of the Board or the board of directors of any Related Entity.

(m) “Disability” means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option, a permanent and total disability, within the meaning of Code Section 22(e)(3), and for all other purposes, the Participant's inability to perform the duties of his or her position with the Company, a Parent or a Subsidiary by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months.

(n) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

(o) “Effective Date” means the original effective date of the Plan, which shall be November 1, 2013.  The effective date of the Plan, as amended and restated, shall be the date on which the Company effects its domestication as a corporation incorporated under the laws of the State of Delaware.

(p) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provided bona fide services to the Company or any Related Entity.  The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options.  An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

3

(s) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(t) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith or any other action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith or any other failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company's or Related Entity’s requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(u) “Group” has the meaning of "persons acting as a group" as defined in paragraph (i)(5)(v)(B) of Treasury Regulation §1.409A-3.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x) “Listing Market” means the New York Stock Exchange or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Market.

(y) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(z) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(aa) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

4

(dd) “Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh)  “Publicly Held Corporation” shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

(ii) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(jj) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(mm) “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(nn) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(oo) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp) “Shares” means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

5

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.  The Plan shall be administered by the Committee, provided, however, that except as otherwise expressly provided in this Plan, the Board may exercise any power or authority granted to the Committee under this Plan and in that case, references herein shall be deemed to include references to the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. In the event that the Company is a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director.  Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.  The Committee may appoint agents to assist it in administering the Plan, including, without limitation, appointing one or more members of the Company’s management, with the power or authority otherwise granted to the Committee under this Plan with respect to a number of Shares reserved and available for delivery under the Plan, subject to the terms and limitations of such power or authority as determined by the Committee in its sole and absolute discretion.  In no event, however, may an agent appointed by the Committee to assist it in administering the Plan be permitted to grant Awards to, or exercise any discretion with respect to any and all other matters relating to Awards previously granted to, such agent appointed by the Committee to assist it in administering the Plan.

(c) Clawback.  The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with applicable securities laws or other laws, including, without limitation, Section 10D of the Exchange Act and any rules promulgated thereunder, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement, without the consent of any Participant, to include language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules.

6

(d) Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to Fifteen Million Five Hundred Thousand (15,500,000).  Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.  No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iii) below.

(ii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period.  Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iii) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be Fifteen Million Five Hundred Thousand (15,500,000) Shares.  In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

7

5. Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons.  Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect and the Company is a Publicly Held Corporation, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 3,100,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards denominated in or valued by reference to a designated number of Shares and that are subject to Section 8 hereof, with respect to more than 3,100,000 Shares.  In addition, the maximum dollar value payable to any one Participant with respect to Performance Units that are subject to Section 8 hereof, is (x) $2,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $4,000,000.

6. Specific Terms of Awards.

(a) General.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award.  Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.  Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the laws of the State of Delaware, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.  Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with  Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's shareholders.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

8

(iii) Restrictions on Transfer of Shares.  The Committee may, in its sole discretion, impose in any Award of an Option restrictions on the transferability of the Shares issued upon exercise of such Option. If any such restrictions are imposed, the Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the Shares subject to such transfer restrictions will remain in the physical custody of an escrow holder until such restrictions are removed or have expired. The Committee may require that certificates representing the Shares subject to such restrictions bear a legend making appropriate reference to the restrictions imposed. Subject to any restrictions imposed in accordance with this Section 6(b)(iii), the Participant will have all rights of a shareholder with respect to any such Shares acquired upon an Option exercise, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto.

(iv) Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification.  Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.  The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with  Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

9

(ii) Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted.  Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option.  In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).  During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

10

(iv) Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, in each case in a manner that does not violate the requirements of Section 409A of the Code.  Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award.  The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.  Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant).  In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.  A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.  Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents.  Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.  The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant.  If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act.  Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.  Any such determination by the Committee shall be made at the grant date of the applicable Award.

11

(h) Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years.  Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose.  The amount of the Award to be distributed shall be conclusively determined by the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, in each case in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan.  Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

12

(c) Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant.  Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control).  Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price.  Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee, all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. If the Company is a Publicly Held Corporation, it is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i)           The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.
(ii)           If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)           Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)           The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

13

(C)           Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)           In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)           Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees.  If the Company is a Publicly Held Corporation, then, unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and is intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed under Section 162(m) of the Code.

(b) Performance Criteria.  If an Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals.  Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share.  Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company.  In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

14

(c) Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of Awards subject to this Section 8 shall be measured over a Performance Period no shorter than twelve (1) months and no longer than five (5) years, as specified by the Committee.  Performance goals shall be established not later than ninety (90) days after the beginning of any Performance Period applicable to Awards subject to this Section 8, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8.  The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification.  No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.”

  If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company or any Related Entity, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on the substantially same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof.   For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

15

(b) Definition of “Change in Control”.  Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control:  (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

16

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary herein, the term “Change in Control” shall not include a sale of assets, a merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, or an initial public offering underwritten on a firm commitment basis pursuant to a registration statement filed with the Securities Exchange Commission.

10. General Provisions.

(a) Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon) and are otherwise not inconsistent with the rules as to the use of Form S-8 Registration Statement under the Securities Act of 1933, as amended (or any successor or, at the sole discretion of the Committee, other registration statement pursuant to which Awards, Shares, rights or interests under the Plan are then registered under such Act), if applicable.  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

17

(c) Adjustments.

(i) Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction).  For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.  The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction).  A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.  Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant.  Notwithstanding the foregoing, no adjustments may be made with respect to any Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

18

(d) Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award not to be in excess of the minimum statutory withholding required, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations not in excess of the minimum statutory withholding required, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(f) Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award.  None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award.  Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.  The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

19

(h) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law.  Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date and, to the extent so required by the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, shall be subject to subsequent approval by the shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of such stock exchange or automated quotation system.  Notwithstanding the foregoing, any Awards granted under the Plan that are intended to be Incentive Stock Options or are intended to be exempt from the deduction limitations contained in Section 162(m) of the Code shall not be exercised and/or settled unless and until the applicable shareholder approval requirements of Sections 422 and/or 162(m) are satisfied.  The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date.  Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

20

APPENDIX B

PLATFORM SPECIALTY PRODUCTS CORPORATION
2014 EMPLOYEE STOCK PURCHASE PLAN

This Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan (the “Plan”) is effective March 6, 2014 (the “Effective Date”), subject to approval by the Company’s stockholders within twelve (12) months after the Effective Date.  If stockholder approval is not obtained, then this Plan and any grants made hereunder, shall immediately terminate and be null and void.

1. Purpose and Structure of the Plan and its Sub-Plans.

1.1 The purpose of this Plan is (a) to provide eligible employees of the Company and Participating Companies who wish to become stockholders in the Company a convenient method of doing so, (b) to encourage employees to work in the best interests of stockholders of the Company, (c) to support recruitment and retention of qualified employees, and (d) to provide employees an advantageous means of accumulating long-term investments.  It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company.  This Plan document is an omnibus document which includes a sub-plan (“Statutory Plan”) designed to permit offerings of grants to employees of certain Subsidiaries that are Participating Companies where such offerings are intended to satisfy the requirements of Section 423 of the Code (although the Company makes no undertaking nor representation to obtain or maintain qualification under Section 423 for any Subsidiary, individual, offering or grant) and also separate sub-plans (“Non-Statutory Plans”) which permit offerings of grants to employees of certain Participating Companies which are not intended to satisfy the requirements of Section 423 of the Code.  Section 6 of the Plan sets forth the maximum number of shares to be offered under the Plan (and its sub-plans), subject to adjustments as permitted under Sections 19 and 20.

1.2 The Statutory Plan shall be a separate and independent plan from the Non-Statutory Plans, provided, however, that the total number of shares authorized to be issued under the Plan applies in the aggregate to both the Statutory Plan and the Non-Statutory Plans.  Offerings under the Non-Statutory Plans may be made to achieve desired tax or other objectives in particular locations outside the United States of America or to comply with local laws applicable to offerings in such foreign jurisdictions.  Offerings under the Non-Statutory Plans may also be made to employees of entities that are not Subsidiaries.

1.3 All employees who participate in the Statutory Plan shall have the same rights and privileges under such sub-plan except for differences that may be mandated by local law and are consistent with the requirements of Code Section 423(b)(5).  The terms of the Statutory Plan shall be those set forth in this Plan document to the extent such terms are consistent with the requirements for qualification under Code Section 423.  The Administrator may adopt Non-Statutory Plans applicable to particular Participating Companies or locations that are not participating in the Statutory Plan.  The terms of each Non-Statutory Plan may take precedence over other provisions in this document, with the exception of Sections 6, 19 and 20 with respect to the total number of shares available to be offered under the Plan for all sub-plans.  Unless otherwise superseded by the terms of such Non-Statutory Plan, the provisions of this Plan document shall govern the operation of such Non-Statutory Plan.  Except to the extent expressly set forth herein or where the context suggests otherwise, any reference herein to “Plan” shall be construed to include a reference to the Statutory Plan and the Non-Statutory Plans.

2. Definitions.

2.1 “Account” means the funds accumulated with respect to an individual employee as a result of deductions from such employee’s paycheck (or otherwise as permitted in certain circumstances under the terms of the Plan) for the purpose of purchasing Common Stock under this Plan.  The funds allocated to an employee’s Account shall be deposited in the Company's general corporate accounts and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such funds allocated to an employee’s Account from any other corporate funds, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

21

2.2 “Administrator” means the Committee or the persons acting within the scope of their authority to administer the Plan pursuant to a delegation of authority from the Committee pursuant to Section 22.

2.3 “Affiliate” means an entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

2.4 “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Change in Control” means, except as otherwise specified in any employment agreement between the Participant and the Company or any Subsidiary or Affiliate, the occurrence of any of the following:

(a) The acquisition by any Person of Beneficial Ownership of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 2.6, the following acquisitions shall not constitute or result in a Change in Control:  (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or

(b) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

22

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” means the Compensation Committee of the Board.  The Committee may delegate its responsibilities as provided in Section 22.

2.9 “Common Stock” means the common stock, par value $0.01 per share, of the Company.

2.10 “Company” means Platform Specialty Products Corporation, a Delaware corporation.

2.11 “Compensation” means, unless the Committee establishes otherwise for a future offering, all base pay, inclusive of any employer-paid leave, overtime, cash bonuses, and commissions.

2.12 “Enrollment Agreement” means an agreement between the Company and an employee, in such form as may be established by the Company from time to time, pursuant to which the employee elects to participate in this Plan, or elects changes with respect to such participation as permitted under the Plan.

2.13 “ESPP Broker” means a stock brokerage or other entity designated by the Company to establish accounts for Common Stock purchased under the Plan by participants.

2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.15 “Fair Market Value” means the closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date.

2.16 “Offering Date” as used in this Plan shall be the commencement date of an offering.  A different date may be set by the Committee.

2.17 “Participating Company” means the Company and any Subsidiary or Affiliate that has been designated by the Administrator to participate in the Plan.  For purposes of participation in the Statutory Plan, only the Company and its Subsidiaries may be considered Participating Companies, and the Administrator shall designate from time to time which Subsidiaries will be Participating Companies in the Statutory Plan.  The Administrator shall designate from time to time which Subsidiaries and Affiliates will be Participating Companies in particular Non-Statutory Plans.  The foregoing designations and changes in designation by the Administrator shall not require stockholder approval.  Notwithstanding the foregoing, the term “Participating Company” shall not include any Subsidiary or Affiliate that offers its employees the opportunity to participate in an employee stock purchase plan covering the Subsidiary’s or Affiliate’s common stock.

2.18 “Plan” means this Platform Specialty Products Corporation 2014 Employee Stock Purchase Plan, as may be amended from time to time.

2.19 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

23

2.20 “Purchase Date” means the last day of an offering.

2.21 “Purchase Price” is the price per share of Common Stock of the Company as established pursuant to Section 5 of the Plan.

2.22 “Subsidiary” means any corporation (other than the Company), domestic or foreign, that is in an unbroken chain of corporations beginning with the Company if, on an Offering Date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as described in Code Section 424(f).

3. Employees Eligible to Participate

.  Any employee of a Participating Company who is in the employ of any Participating Company on one or more Offering Dates.  Notwithstanding the foregoing, employees of a Participating Company who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be eligible to participate in the Statutory Plan if: (i) the grant of an option under the Plan to such employee is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of such foreign jurisdiction would cause the Statutory Plan to violate the requirements of Section 423 of the Code.  During paid leaves of absence approved by the Committee and meeting the requirements of the applicable treasury regulations promulgated under the Code, a participant may elect to continue participation in the Plan for three months or for such longer period as permitted under applicable treasury regulations.

4. Offerings.  Subject to the right of the Company in its sole discretion to sooner terminate the Plan or to change the commencement date or term of any offering, commencing June 1, 2014, the Plan will operate with separate consecutive calendar quarter offerings with the following Offering Dates:  March 1, June 1, September 1 and December 1; provided, however, that the initial offering period shall be from the date on which the shareholders of the Company approve the Plan through August 31, 2014.  Unless a termination of or change to the Plan has previously been made by the Company, the final offering under this Plan shall commence on March 1, 2023 and terminate on May 31, 2024.  In order to become eligible to purchase shares, an employee must complete and submit an Enrollment Agreement and any other necessary documents before the Offering Date of the particular offering in which he or she wishes to participate.  Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.  Notwithstanding the foregoing, the Committee may establish (i) a different term for one or more future offerings and (ii) different commencing and ending dates for such offerings; provided, however, that in no event shall any offering exceed 27 months.  In the event the first or the last day of an offering is not a regular business day, then the first day of the offering shall be deemed to be the next regular business day and the last day of the offering shall be deemed to be the last preceding regular business day.

5. Price.  The Purchase Price per share shall be eighty-five percent (85%) of the lesser of (i) the Fair Market Value of the Common Stock on the Offering Date of such offering and (ii) the Fair Market Value of the Common Stock on the Purchase Date of such offering.

6. Number of Shares to be Offered.  The maximum number of shares that will be offered under the Plan is 5,178,815 shares, subject to adjustment as permitted under Section 20.    The shares to be sold to participants under the Plan will be Common Stock of the Company.  If the total number of shares for which options are to be granted on any date in accordance with Section 12 exceeds the number of shares then available under the Plan or a given sub-plan (after deduction of all shares for which options have been exercised under the Plan or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as it determines is practicable and equitable.  In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of the reduction to each employee affected.  Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

7. Participation.

7.1 An eligible employee may become a participant by completing an Enrollment Agreement provided by the Company and submitting it to the Company, or with such other entity designated by the Company for this purpose, prior to the commencement of the offering to which it relates.  The Enrollment Agreement may be completed at any time after the employee becomes eligible to participate in the Plan, and will be effective as of the Offering Date next following the receipt of a properly completed Enrollment Agreement by the Company (or the Company’s designee for this purpose).

24

7.2 Payroll deductions for a participant shall commence on the Offering Date as described above and shall continue through subsequent offerings pursuant to Section 10 until the participant’s termination of employment, subject to modification by the employee as provided in Section 8.1, and unless participation is earlier withdrawn or suspended by the employee as provided in Section 9.

7.3 Payroll deduction shall be the sole means of accumulating funds in a participant’s Account, except in foreign countries where payroll deductions are not allowed, in which case the Company may authorize alternative payment methods.

7.4 The Company may require current participants to complete a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

8. Payroll Deductions.

8.1 At the time an employee files a payroll deduction authorization, the employee shall elect to have deductions made from the employee’s Compensation on each payday during each calendar year, which shall be at least $60 but shall not exceed $10,000 of the participant’s Compensation for such calendar year (or such other amounts as the Committee may establish from time to time for a future offering), subject to the restrictions set forth in the Plan. The amount of payroll withholding for each participant for each pay period shall be generally determined by dividing the annual payroll withholding amount chosen by each participant by the total number of pay periods such participant has in such calendar year, subject to the discretion of the Committee.  A participant may elect, at any time during an offering, to (i) increase or decrease the amount to be withheld from his or her Compensation, or (ii) discontinue payroll contributions, by completing and filing with the Company an amended Enrollment Agreement authorizing the increase, decrease or cessation of payroll deductions. The change shall be effective as of the beginning of the next payroll period following the date of filing the amended Enrollment Agreement if the amended Enrollment Agreement is filed at least ten days prior to such date (the “Change Notice Date”) and, if not, as of the beginning of the next succeeding payroll period. All payroll deductions accrued by a participant as of a Change Notice Date shall continue to be applied toward the purchase of Common Stock on the Purchase Date, unless a participant withdraws from an offering or the Plan, pursuant to Section 9. An amended Enrollment Agreement shall remain in effect until the participant changes such Enrollment Agreement in accordance with the terms of the Plan.  The Committee may, from time to time, establish (x) limitations on the frequency and/or number of any permitted changes in the amount withheld during an offering, (y) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and (z) such other limitations or procedures as deemed advisable by the Committee in the Committee’s sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

8.2 All payroll deductions made for a participant shall be credited to his or her Account under the Plan.  A participant may not make any separate cash payment into his or her Account nor may payment for shares be made other than by payroll deduction, except as provided under Section 7.3.

8.3 A participant may withdraw from or suspend his or her participation in the Plan as provided in Section 9.  A participant may also make a prospective election, by changing his or her payroll deduction amount to zero as set forth in Section 8.1, to cease participation in the Plan effective as of the next Offering Date.

8.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 21 hereof, or any other applicable law, a participant's payroll deductions may be decreased, including to zero, at such time during any offering which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such offering and any other offering ending within the same calendar year are equal to $21,250.  Payroll deductions shall recommence at the rate provided in the participant's Enrollment Agreement at the beginning of the following offering which is scheduled to end in the following calendar year, unless the participant withdraws from an offering or the Plan, pursuant to Section 9.

25

9. Withdrawal and Suspension.

9.1 An employee may withdraw from an offering, in whole but not in part, at any time during the offering for which such withdrawal is to be effective, or by any other date specified by the Administrator for a future offering, by submitting a withdrawal notice to the Company, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

9.2 If an employee withdraws or suspends his or her participation pursuant to Section 9.1, he or she shall not participate in a subsequent offering unless and until he or she re-enters the Plan.  To re-enter the Plan, an employee who has previously withdrawn or suspended participation by reducing payroll deductions to zero must file a new Enrollment Agreement in accordance with Section 7.1.  The employee’s re-entry into the Plan will not become effective before the beginning of the next offering following his or her withdrawal or suspension.

10. Automatic Re-Enrollment.  At the termination of each offering each participating employee who continues to be eligible to participate pursuant to Section 3 shall be automatically re-enrolled in the next offering, unless the employee has advised the Company otherwise.  Upon termination of the Plan, any balance in each employee’s Account shall be refunded to him or her.

11. Interest.  No interest will be paid or allowed on any money in the Accounts of participating employees, except to the extent payment of interest is required by the laws of any applicable jurisdiction.

12. Granting of Option.  On each Offering Date, this Plan shall be deemed to have granted to the participant an option for as many shares (which may include a fractional share) as he or she will be able to purchase with the amounts credited to his or her Account during his or her participation in that offering.  Notwithstanding the foregoing, no participant may purchase more than 500 shares of Common Stock during any single offering.  This number may be adjusted as permitted pursuant to Section 20 of the Plan.

13. Exercise of Option.

13.1 Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on that date and shall be deemed to have purchased from the Company the number of shares (which may include a fractional share) of Common Stock reserved for the purpose of the Plan as the balance of his or her Account on such date will pay for at the Purchase Price.

13.2 In the event that the Administrator determines for a future offering that fractional shares may not be issued, any cash balance remaining in a participant’s Account at the termination of an offering that is not sufficient to purchase a whole share of Common Stock, shall be carried over in the participant’s Account and applied to the purchase of Common Stock in the next offering, provided the participant participates in the next offering and the purchase complies with Section 21. If the Participant does not participate in the next offering, such remaining cash balance shall be refunded to the participant as soon as practical after the Purchase Date.

13.3 Any amount remaining to the credit of a participant’s Account after the purchase of shares by the Participant on a Purchase Date which is sufficient to purchase one or more full shares of Common Stock shall be refunded to the participant as soon as practical after the Purchase Date.

14. Tax Obligations.  To the extent any (i) grant of an option to purchase shares, (ii) purchase of shares, or (iii) disposition of shares purchased under the Plan gives rise to any tax withholding obligation (including, without limitation, income and payroll withholding taxes imposed by any jurisdiction) the Administrator may implement appropriate procedures to ensure that such tax withholding obligations are met.  Those procedures may include, without limitation, increased withholding from an employee’s current compensation, cash payments to the Company or another Participating Company by an employee, or a sale of a portion of the Common Stock purchased under the Plan, which sale may be required and initiated by the Company.

26

15. Employee’s Rights as a Stockholder.  No participating employee shall have any right as a stockholder with respect to any shares until the shares have been purchased in accordance with Section 13 above and the Common Stock has been issued by the Company.

16. Evidence of Stock Ownership.

16.1 Following the end of each offering, the number of shares of Common Stock purchased by each participant shall be deposited into an account established in the participant’s name at the ESPP Broker.

16.2 A participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his or her ESPP Broker account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant’s ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied.  With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant’s choosing.

16.3 Notwithstanding the above, a participant who is not subject to income taxation under the Code may move his or her shares to another brokerage account of his or her choosing at any time, without regard to the satisfaction of the Section 423(a) holding period.

17. Rights Not Transferable.  No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her Account or an option or any rights with regard to the exercise of an option or rights to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee.  If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, the action or claim will be treated as an election to withdraw funds in accordance with Section 9.  During the employee’s lifetime, only the employee can make decisions regarding the participation in or withdrawal from an offering under the Plan.

18. Termination or Transfer of Employment.

18.1 Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the Account of a participating employee shall be paid to the employee or his or her estate.  Whether and when employment is deemed terminated for purposes of this Plan shall be determined by the Administrator in its sole discretion and may be determined without regard to statutory notice periods or other periods following termination of active employment.

18.2 In the event that a participant who is an employee of a Participating Company in a Non-Statutory Plan is transferred and becomes an employee of a different Participating Company in a Non-Statutory Plan, during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time.  Unless otherwise required under local law, any payroll deductions or other approved contributions may continue to be held by the Participating Company former employer of the participant for the remainder of the offering.  At the next Purchase Date, all payroll deductions and other approved contributions made by or to such Participating Company former employer and/or the employer Participating Company shall be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

18.3 In the event that an employee of a Participating Company in the Statutory Plan and who is a participant in the Statutory Plan is transferred and becomes an employee of a Participating Company in a Non-Statutory Plan during an offering, such individual may, subject to the terms and eligibility of the Non-Statutory Plan of the new employer, become a participant under the Non-Statutory Plan of the new employer for the duration of the offering in effect at that time.  Unless otherwise required under local law, any payroll deductions may continue to be held by the Participating Company former employer for the remainder of the offering. At the next Purchase Date, all payroll deductions and other approved contributions made by or to the Participating Company former employer and/or the employer Participating Company may be aggregated for the purchase of shares of Common Stock under, and subject to the terms and limitations of, the Non-Statutory Plan of the new employer.

27

19. Amendment or Discontinuance of the Plan.

19.1 The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (i) increase the total number of shares as to which options may be granted under the Plan, except as provided in Section 20, (ii) modify the class of employees eligible to receive options, or (iii) otherwise require stockholder approval under any applicable law or regulation; and provided further, that except as provided in this Section 19, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any Participant.

19.2 The Plan shall continue in effect for ten years after the date of its adoption by the Board.  Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or upon termination of the Plan, no options shall be granted.

19.3 Except as provided in Section 20, no such termination of the Plan may affect options previously granted, provided that the Plan or an offering may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an offering then in progress if the Board determines that termination of the Plan and/or the offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the offering would cause the Company to incur adverse accounting charges as a result of a change after the Effective Date in the generally accepted accounting rules applicable to the Plan.

20. Changes in Capitalization.  In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase including, without limitation, closing an offering early and permitting purchase on the last business day of the reduced offering period, or terminating an offering and refunding participants’ Account balances.

21. Share Ownership.  Notwithstanding anything in the Plan to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if the employee, immediately after such subscription, owns shares (including all shares that may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations.  For the foregoing purposes the rules of Section 424(d) of the Code shall apply in determining share ownership, and shares the employee may purchase under outstanding options shall be treated as owned by the employee.  In addition, no employee shall be allowed to subscribe for any shares under the Plan that permit his or her rights to purchase shares under all “employee stock purchase plans” of the Company and its parent or subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which the right to subscribe is outstanding at any time.  Notwithstanding the above, lower limitations may be imposed with respect to participants in a Non-Statutory Plan or participants in the Statutory Plan who are subject to laws of another jurisdiction where lower limitations are required.

22. Administration and Board Authority.

22.1 The Plan shall be administered by the Board.  The Board has delegated its full authority under the Plan to the Committee, and the Committee may further delegate any or all of its authority under this Plan to such senior officer(s) of the Company as it may designate, to the extent not prohibited by law or rules of the New York Stock Exchange.  Notwithstanding any such delegation of authority, the Board may itself take any action under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Committee shall be construed to apply equally to the Board.  Any references to the Board mean only the Board.  The authority that may be delegated by the Committee includes, without limitation, the authority to (i) establish Non-Statutory Plans and determine the terms of such sub-plans (including, without limitation, rules and procedures regarding handling of payroll deductions or other approved contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates that vary with local requirements and determining the eligible employees that may enroll in a Non-Statutory Plan), (ii) designate from time to time which Subsidiaries will participate in the Statutory Plan, which Subsidiaries and Affiliates will be Participating Companies, and which Participating Companies will participate in a particular Non-Statutory Plan, (iii) determine procedures for eligible employees to enroll in or withdraw from a sub-plan, setting or changing payroll deduction amounts, and obtaining necessary tax withholdings, (iv) allocate the available shares under the Plan to the sub-plans for particular offerings, and (v) adopt amendments to the Plan or any sub-plan including, without limitation, amendments to increase the shares available for issuance under the Plan pursuant to Section 20 (but not including increases in the available shares above the maximum permitted by Sections 6 and 20 which shall require Board and stockholder approval).

28

22.2 The Administrator shall be vested with full authority and discretion to construe the terms of the Plan and make factual determinations under the Plan, and to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant.  The Administrator may retain outside entities and professionals to assist in the administration of the Plan including, without limitation, a vendor or vendors to perform enrollment and brokerage services.  The authority of the Administrator will specifically include, without limitation, the power to make any changes to the Plan with respect to the participation of employees of any Subsidiary or Affiliate that is organized under the laws of a country other than the United States of America when the Administrator deems such changes to be necessary or appropriate to achieve a desired tax treatment in such foreign jurisdiction or to comply with the laws applicable to such non-U.S. Subsidiaries or Affiliates.  Those changes may include, without limitation, the exclusion of particular Subsidiaries or Affiliates from participation in the Plan; modifications to eligibility criteria, maximum number or value of shares that may be purchased in a given period, or other requirements set forth herein; and procedural or administrative modifications.  Any modification relating to offerings to a particular Participating Company will apply only to that Participating Company, and will apply equally to all similarly situated employees of that Participating Company.  The rights and privileges of all employees granted options under the Statutory Plan shall be the same.  To the extent any changes approved by the Administrator would jeopardize the tax-qualified status of the Statutory Plan, the change shall cause the Participating Companies affected thereby to be considered Participating Companies under a Non-Statutory Plan or Non- Statutory Plans instead of the Statutory Plan.

22.3 Notwithstanding the provisions of Sections 22.1 and 22.2 above, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.  Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not “disinterested” as that term is used in Rule 16b-3.

23. Notices.  All notices or other communications by a participant to the Company or other entity designated for a particular purpose under or in connection with the Plan shall be deemed to have been duly given when received by the Company or other designated entity, or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

24. Change of Control. In the event of a Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”).  In the event that the Successor Company refuses to assume or substitute for the option, any offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Change of Control. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant’s option has been changed to the new Purchase Date and that the participant’s option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

25. Dissolution or Liquidation of the Company. In the event of the proposed dissolution or liquidation of the Company, the offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, prior to the new Purchase Date, that the Purchase Date for the participant’s option has been changed to the new Purchase Date and that the participant’s option shall be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from an offering then in progress or the Plan as provided in Section 9.

29

26. Limitations on Sale of Stock Purchased Under the Plan.  The Plan is intended to provide Common Stock for investment and not for resale.  The Company does not, however, intend to restrict or influence any employee in the conduct of the employee’s own affairs.  An employee, therefore, may sell Common Stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal, state or foreign securities laws.  THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE COMPANY’S STOCK.

27. Governmental Regulation/Compliance with Applicable Law/Separate Offering.  The Company’s obligation to sell and deliver shares of the Company’s Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.  In addition, the terms of an offering under this Plan, or the rights of an employee under an offering, may be modified to the extent required by applicable law.  For purposes of this Plan, the Administrator also may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Companies will participate, even if the dates of the offerings are identical.

28. No Employment/Service Rights.  Nothing in the Plan shall confer upon any employee the right to continue in employment for any period of specific duration, nor interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary or Affiliate employing such person), or of any employee, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

29. Dates and Times.  All references in the Plan to a date or time are intended to refer to dates and times determined pursuant to U.S. Eastern Standard Time.  Business days for purposes of the Plan are U.S. business days.

30. Masculine and Feminine, Singular and Plural.  Whenever used in the Plan, a pronoun shall include the opposite gender and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

31. Governing Law.  The Plan shall be governed by the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

32. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

30

PLATFORM SPECIALTY PRODUCTS CORPORATION

PLATFORM SPECIALTY PRODUCTS CORPORATION
245 FREIGHT STREET
WATERBURY, CT 06702

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M74501-P51497 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLATFORM SPECIALTY PRODUCTS CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Martin E. Franklin
02) Daniel H. Leever
03) Ian G.H. Ashken
04) Nicolas Berggruen
05) Michael F. Goss
06) Ryan Israel
07) E. Stanley O'Neal

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY MATERIAL-SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting:
Our Proxy Statement and 2013 Annual Report are available at www.proxyvote.com.

M74502-P51497

PLATFORM SPECIALTY PRODUCTS CORPORATION
Annual Meeting of Stockholders
June 12, 2014 2:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Daniel H. Leever and Frank J. Monteiro, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PLATFORM SPECIALTY PRODUCTS CORPORATION that the stockholder(s) is/are entitled to vote at the 2014 Annual Meeting to be held at 2:00 PM, EDT on June 12, 2014, at the Hotel Sofitel - Miami, located at 5800 Blue Lagoon Drive, Miami, Florida 33126, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations indicated on the reverse side, and according to the discretion of the proxy holders for any other matters that may properly come before the 2014 Annual Meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side